PROSPECTUS
                               24,700,000 Shares

[LOGO]
NUVEEN
INVESTMENTS
                        Nuveen Real Estate Income Fund
                                 Common Shares
                               $15.00 Per Share

                                 -------------

   Investment Objectives. The Fund is a newly-organized, non-diversified, closed-end management investment company.
  . The Fund's primary investment objective is high current income; and . The Fund's secondary investment objective is capital appreciation.

   Portfolio Contents. Under normal market conditions, the Fund will invest:
  . at least 90% of its total assets in income producing common stocks, preferred stocks, convertible preferred stocks and debt securities issued by real estate companies, such as real estate investment trusts ("REITs");
  . at least 80% of its total assets in income producing equity securities issued by REITs; and
  . up to 20% of its total assets in debt securities, including convertible debt securities, issued or guaranteed by real estate companies.

   In addition, the Fund will not invest more than:
  . 25% of its total assets in non-investment grade preferred stocks, convertible preferred stocks and debt securities (commonly known as "junk bonds"); and
  .  10% of its total assets in illiquid real estate securities.

   There can be no assurance that the Fund will achieve its investment objectives. See "The Fund's Investments" and "Risks."
                                                  (continued on following page)

                                 -------------

    The Fund's investment policy of investing in real estate companies, including REITs, involves a high degree of risk. You could lose some or all of your investment. See "Risks" beginning on page 23.

   Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                 -------------

                                         Per Share  Total/(1)/
                                         --------- -------------
               Public offering price      $15.000  $ 370,500,000
               Sales load                 $ 0.675  $  16,672,500
               Proceeds to the Fund/(1)/  $14.325  $ 353,827,500

--------
    (1)Total expenses of issuance and distribution are estimated to be $565,625.

   The underwriters expect to deliver the common shares to purchasers on or about November 20, 2001.

                                 -------------
Salomon Smith Barney                                         Nuveen Investments

A.G. Edwards & Sons, Inc.                                 Prudential Securities

Dain Rauscher Wessels                                     Gruntal & Co., L.L.C.
a division of Dain Rauscher Incorporated
Legg Mason Wood Walker                                McDonald Investments Inc.
         Incorporated

                              Wachovia Securities

November 15, 2001

(continued from previous page)


   Adviser and Subadviser. Nuveen Institutional Advisory Corp. will be the Fund's investment adviser and Security Capital Research & Management Incorporated will be the Fund's subadviser. Security Capital Research & Management Incorporated had approximately $2.38 billion in assets under management as of October 31, 2001, all of which were real estate securities.
   No Prior History. Because the Fund is recently organized, its common shares have no history of public trading. The shares of closed-end investment companies frequently trade at a discount from their net asset value. This risk may be greater for investors expecting to sell their shares in a relatively short period after completion of the public offering. The Fund's common shares have been approved for listing on the American Stock Exchange subject to notice of issuance under the symbol "JRS."

   Preferred Shares and Leverage. The Fund intends to use leverage in an effort to maximize returns of the Fund. The Fund intends to use leverage through the issuance of preferred shares, commercial paper or notes and/or borrowing in an aggregate amount of approximately 30% of the Fund's capital after such issuance and/or borrowing. The issuance of preferred shares, commercial paper or notes or borrowing will leverage your common shares and may cause you to receive a larger return or loss on your common shares than you would have received without the use of leverage. Leverage involves special risks, but also affords an opportunity for greater returns. There is no assurance that the Fund's leverage strategy will be successful. See "Use of Leverage" and "Description of Shares."

   You should read this Prospectus, which contains important information about the Fund, before deciding whether to invest and retain it for future reference. A Statement of Additional Information, dated November 15, 2001, containing additional information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this Prospectus. You may request a free copy of the Statement of Additional Information, the table of contents of which is on page 47 of this Prospectus, by calling (800) 257-8787 or by writing the Fund, or you may obtain a copy (and other information regarding the Fund) from the Securities and Exchange Commission web site (http://www.sec.gov).

   The Fund's common shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency.

   The underwriters named in this Prospectus may purchase up to 3,705,000 additional shares from the Fund under certain circumstances.

   You should rely only on the information contained or incorporated by reference into this Prospectus. The Fund has not authorized anyone to provide you with different information. The Fund is not making an offer of these securities in any state where the offer is not permitted. You should not assume that the information provided by this Prospectus is accurate as of any date other than the date on the front of this Prospectus.

                               -----------------

                               TABLE OF CONTENTS

                                                   Page
                                                   ----

                        Prospectus Summary........   4

                        Summary of Fund Expenses..  14

                        The Fund..................  15

                        Use of Proceeds...........  15

                        The Fund's Investments....  15

                        Use of Leverage...........  20

                        Interest Rate Transactions  22

                        Risks.....................  23

                        How the Fund Manages Risk.  29

                        Management of the Fund....  30

                        Net Asset Value...........  32

                        Distributions.............  33

                                                              Page
                                                              ----

             Dividend Reinvestment Plan......................  34

             Description of Shares...........................  35

             Certain Provisions in the Declaration of Trust..  38

             Repurchase of Fund Shares; Conversion to
               Open-End Fund.................................  40

             Tax Matters.....................................  40

             Other Matters...................................  42

             Underwriting....................................  43

             Custodian and Transfer Agent....................  46

             Legal Opinions..................................  46

             Table of Contents of the Statement of Additional
               Information...................................  47

   Until December 10, 2001 (25 days after the date of this Prospectus), all dealers that buy, sell or trade the common shares, whether or not participating in this offering, may be required to deliver a Prospectus. This is in addition to the dealers' obligation to deliver a Prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

                              PROSPECTUS SUMMARY

   This is only a summary. You should review the more detailed information contained elsewhere in this Prospectus and in the Statement of Additional Information.

The Fund................   Nuveen Real Estate Income Fund (the "Fund") is a
                           newly-organized, non-diversified, closed-end management investment company.

The Offering............   The Fund is offering 24,700,000 common shares of
                           beneficial interest at $15.00 per share through a group of underwriters (the "Underwriters") led by Salomon Smith Barney Inc., Nuveen Investments
                           ("Nuveen"), A.G. Edwards & Sons, Inc., Prudential
                           Securities Incorporated, Dain Rauscher Incorporated,
                           First Union Securities, Inc., Gruntal & Co., L.L.C.,
                           Legg Mason Wood Walker, Incorporated and McDonald
                           Investments Inc., a KeyCorp Company. The common shares of beneficial interest are called "Common
                           Shares" in the rest of this Prospectus. You must purchase at least 100 Common Shares. The Fund has given the Underwriters an option to purchase up to 3,705,000 additional Common Shares to cover orders in excess of 24,700,000 Common Shares. See
                           "Underwriting." Nuveen has agreed to pay (i) all organizational expenses and (ii) offering costs
                           (other than sales load) that exceed $0.03 per Common
                           Share.

Investment Objectives...   The Fund's primary investment objective is high
                           current income. Capital appreciation is a secondary investment objective. The Fund's investment objectives and certain investment policies are considered fundamental and may not be changed without shareholder approval. See "The Fund's
                           Investments."

                           Under normal market conditions, the Fund will invest at least 90% of its total assets in income producing common stocks, preferred stocks, convertible preferred stocks and debt securities issued by real estate companies, such as REITs. At least 80% of the Fund's total assets will be invested in income producing equity securities issued by REITs, and substantially all of the equity securities of real estate companies in which the Fund intends to invest are traded on a national securities exchange or in the over-the-counter markets. The Fund may invest up to 20% of its total assets in debt securities, including convertible debt securities, issued or guaranteed by real estate companies.

                           It is the Fund's intention to initially invest approximately:

                            . 55% of its total assets in common stocks issued by real estate companies;

                            . 40% of its total assets in preferred stocks issued by real estate companies; and

                            . 5% of its total assets in convertible preferred stocks issued by real estate companies.

                           The actual percentage of common, preferred and convertible preferred stocks and debt securities in the Fund's portfolio may vary over time.

                           The preferred stocks, convertible preferred stocks and debt securities in which the Fund may invest are sometimes collectively referred to in this Prospectus as ''Ratable Securities." The Fund will not invest more than 25% of its total assets in Ratable Securities of below investment grade quality. Investment grade quality Ratable Securities are those that have received a rating no lower than Baa or BBB by Moody's Investor Service, Inc. ("Moody's"), Standard & Poor's, a division of The McGraw-Hill Companies ("S&P"), or Fitch IBCA, Inc. ("Fitch"). The Fund will not invest more than 10% of its total assets in illiquid real estate securities. The Fund will not enter into short sales or invest in derivatives, except as described in this Prospectus in connection with interest rate swap or interest rate cap transactions. See "Use of Leverage" and "Interest Rate Transactions." The Fund will not invest in real estate securities that are controlled by Security Capital Group Incorporated, an affiliate of the Fund's investment subadviser, or its affiliates. See "Management of the Fund--Investment Adviser and Subadviser." All of the Fund's investments will be in securities of U.S. issuers and the Fund will not invest more than 10% of its total assets in the securities of any one issuer.

                           A real estate company generally derives at least 50% of its revenue from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate (or that has at least 50% of its assets invested in such real estate). A common type of real estate company, a REIT, is a company that pools investors' funds for investment primarily in income-producing real estate or in real estate related loans (such as mortgages) or other interests. Therefore, a REIT normally derives its income from rents or from interest payments, and may realize capital gains by selling properties that have appreciated in value. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets and income and a requirement that it distribute to its shareholders at least 90% of its taxable income (other than net capital gains) for each taxable year and otherwise complies with the requirements of the Internal Revenue Code of 1986, as amended (the "Code"). As a result, REITs generally pay relatively high dividends (as compared to other types of companies) and the Fund intends to use these REIT dividends in an effort to meet its primary objective of high current income.

                           There can be no assurance that the Fund's investment objectives will be achieved. See "The Fund's Investments."

Use of Leverage.........   The Fund may use leverage through the issuance of
                           preferred stock ("Fund Preferred Shares"), commercial paper or notes and/or borrowing in an aggregate amount of approximately 30% of the Fund's capital after such issuance and/or borrowing.
                           There is no assurance that the Fund will issue Fund
                           Preferred Shares, commercial paper or notes or engage in borrowing transactions.

                           Subject to market conditions and the Fund's receipt of a AAA/Aaa credit rating from a nationally recognized statistical rating organization ("NRSRO") (typically, Moody's, S&P, and/or Fitch) on Fund Preferred Shares, approximately one to three months after completion of this offering, the Fund intends to offer Fund Preferred Shares. Fund Preferred Shares will have seniority over the Common Shares and any interest rate transactions the Fund enters into. The issuance of Fund Preferred Shares will leverage your investment in Common Shares.

                           Any issuance of commercial paper or notes or borrowing will have seniority over the Common Shares. Throughout this Prospectus, commercial paper, notes or borrowings sometimes may be collectively referred to as "Borrowings."

                           There is no guarantee that the Fund's leverage strategy will be successful. See "Risks--Leverage Risk." Fund Preferred Shares will pay dividends based on short-term rates, which will be reset frequently. Borrowings may be at a fixed or floating rate and generally will be based on short-term rates. So long as the rate of return, net of applicable Fund expenses, on the Fund's portfolio investments exceeds the Fund Preferred Share dividend rate, as reset periodically, or the interest rate on any Borrowings, the investment of the proceeds of Fund Preferred Shares or Borrowings will generate more income than will be needed to pay such dividends or interest payment. If so, the excess will be available to pay higher dividends to holders of Common Shares ("Common Shareholders").

Interest Rate
Transactions............   In connection with the Fund's anticipated use of
                           leverage through the sale of Fund Preferred Shares or Borrowings, the Fund may enter into interest rate swap or cap transactions. The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund would agree to pay to the other party to the interest rate swap (which is known as the "counterparty") a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment that is intended to approximate the Fund's variable rate payment obligation on Fund Preferred Shares or any variable rate Borrowings. The payment obligations would be based on the notional amount of the swap. In an interest rate cap, the Fund would pay a premium to the counterparty to the interest rate cap and, to the extent that a specified variable rate index exceeds a predetermined fixed rate, would receive from the counterparty payments of the difference based on the notional amount of such cap. Depending on the state of interest rates in general, the Fund's use of interest rate swaps or caps could enhance or harm the overall performance of the Common Shares. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, and could result in a decline in the net asset value of the Common Shares. In addition, if the counterparty to an interest rate swap or cap defaults, the Fund would not be able to use the anticipated net receipts under the swap or cap to offset the dividend payments on Fund Preferred
                           Shares or interest payments on Borrowings. Depending on whether the Fund would be entitled to receive net payments from the counterparty on the swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, such a default could negatively impact the performance of the Common Shares. In addition, at the time an interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the Common
                           Shares. If the Fund fails to maintain a required
                           200% asset coverage of the liquidation value of the outstanding Fund Preferred Shares or if the Fund loses its expected AAA/Aaa rating on Fund Preferred
                           Shares or fails to maintain other covenants, the Fund may be required to redeem some or all Fund
                           Preferred Shares. Similarly, the Fund could be required to prepay the principal amount of any Borrowings. Such redemption or prepayment would likely result in the Fund seeking to terminate early all or a portion of any swap or cap transaction.
                           Early termination of a swap could result in a termination payment by or to the Fund. Early termination of a cap could result in a termination payment to the Fund. The Fund intends to maintain in a segregated account with its custodian cash or liquid securities having a value at least equal to the Fund's net payment obligations under any swap transaction, marked to market daily. The Fund would not enter into interest rate swap or cap transactions having a notional amount that exceeded the outstanding amount of the Fund's leverage.

                           See "Use of Leverage" and "Interest Rate
                           Transactions" for additional information.

Investment Adviser and
Subadviser..............   Nuveen Institutional Advisory Corp. ("NIAC") will be
                           the Fund's investment adviser and Security Capital
                           Research & Management Incorporated ("Security
                           Capital") will be the Fund's subadviser. NIAC is a wholly owned subsidiary of Nuveen and Security
                           Capital is an indirect wholly owned subsidiary of Security Capital Group Incorporated ("SCGI").
                           Security Capital is a registered investment adviser with approximately $2.38 billion in assets under management as of October 31, 2001, all of which were real estate securities. Security Capital has been investing in public real estate securities since
                           1995, through the open market purchase of real estate securities as well as through the negotiation and structuring of private placements of convertible preferred real estate securities.

                           NIAC will receive an annual fee, payable monthly, in a maximum amount equal to .90% of the Fund's average daily net assets (including assets attributable to any Fund Preferred Shares that may be outstanding and the principal amount of Borrowings ("Managed Assets")), with lower fee levels for assets that exceed $500 million. NIAC will pay a portion of that fee to Security Capital. NIAC has contractually agreed to reimburse the Fund for fees and expenses in the amount of .30% of average daily net assets of the Fund for the first five full years of the Fund's operations (through November 30, 2006), and for a declining amount for an additional five years (through November 30, 2011). See "Management of the Fund."

Distributions...........   Subject to the discussion in the following
                           paragraph, commencing with the Fund's first dividend, the Fund intends to make regular monthly cash distributions to Common Shareholders at a level rate based on the projected performance of the Fund, which rate may be adjusted from time to time ("Level
                           Rate Dividend Policy"). The Fund's ability to maintain a Level Rate Dividend Policy will depend on a number of factors, including the stability of income received from its investments and dividends payable on Fund Preferred Shares or interest and required principal payments on Borrowings. As portfolio and market conditions change, the rate of dividends on the Common Shares and the Fund's dividend policy could change. Over time, the Fund will distribute all of its net investment income
                           (after it pays accrued dividends on outstanding Fund
                           Preferred Shares, if any, and interest and required principal payments on Borrowings, if any). In addition, at least annually, the Fund intends to distribute net capital gain and taxable ordinary income, if any, to you so long as the net capital gain and taxable ordinary income are not necessary to pay accrued dividends on, or redeem or liquidate any Fund Preferred Shares, or pay interest on or repay any Borrowings. Your initial distribution is expected to be declared approximately 45 days, and paid approximately 60 to 90 days, from the commencement of this offering, depending upon market conditions. You may elect to automatically reinvest some or all of your distributions in additional
                           Common Shares under the Fund's Dividend Reinvestment
                           Plan. See "Distributions" and "Dividend Reinvestment
                           Plan."

                           Following the commencement of this offering, the Fund intends to file an exemptive application with the Securities and Exchange Commission seeking an order under the Investment Company Act of 1940 (the "1940 Act") facilitating the implementation of a dividend policy calling for monthly distributions of a fixed percentage of its net asset value ("Managed Dividend Policy"). If, and when, the Fund receives the requested relief, the Fund may, subject to the determination of its Board of Trustees, implement a Managed Dividend Policy. See "Distributions."

Listing and Symbol......   The Common Shares have been approved for listing on
                           the American Stock Exchange subject to notice of issuance. See "Description of Shares--Common
                           Shares." The trading or "ticker" symbol of the Common Shares is expected to be "JRS."

Custodian...............   JPMorgan Chase Bank will serve as custodian of the
                           Fund's assets. See "Custodian and Transfer Agent."

Market Price of Shares..   Shares of closed-end investment companies frequently
                           trade at a discount from the net asset value. This characteristic is separate and distinct from the risk that net asset value could decrease as a result of investment activities and may be a greater risk to investors expecting to sell their shares in a relatively short period following completion of this offering. The Fund cannot predict whether shares will trade at, above or below net asset value. See
                           "Use of Leverage," "Risks," "Description of Shares,"
                           "Repurchase of Fund Shares; Conversion to Open-End
                           Fund" and the Statement of Additional Information under "Repurchase of Fund Shares; Conversion to
                           Open-End Fund." The Common Shares are designed primarily for long-term investors, and you should not view the Fund as a vehicle for trading purposes.

Special Risk               No Operating History. The Fund is a newly-organized,
Considerations             non-diversified, closed-end management investment
                           company with no history of operations.

                           Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

                           Stock Market and Interest Rate Risk. Your investment in Common Shares represents an indirect investment in REIT shares and other real estate securities owned by the Fund, substantially all of which are traded on a national securities exchange or in the over-the-counter markets. The value of these securities, like other stock market investments, may move up or down, sometimes rapidly and unpredictably.

                           Interest rate risk is the risk that fixed-income investments such as preferred stocks and debt securities, and to a lesser extent dividend-paying common stocks such as REIT common stocks, will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such securities generally will fall. The Fund's investment in such securities means that the net asset value and market price of Common Shares will tend to decline if market interest rates rise.

                           Your Common Shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. The Fund intends to utilize leverage, which magnifies the stock market and interest rate risks. See "Use of Leverage."

                           Leverage Risk. The use of leverage through the issuance of Fund Preferred Shares or Borrowings creates an opportunity for increased Common Share net income and returns, but also creates special risks for Common Shareholders. There is no assurance that the Fund's leveraging strategy will be successful. Leverage creates two major types of risks for Common Shareholders:

                              . the likelihood of greater volatility of net asset value and market price of Common Shares because changes in the value of the Fund's portfolio investments, including investments purchased with the proceeds of the issuance of Fund Preferred Shares or Borrowings, are borne entirely by the Common Shareholders; and

                              . the possibility either that Common Share income will fall if the dividend rate on Fund Preferred Shares or the interest rate on any Borrowings rises, or that Common Share income will fluctuate because the dividend rate on Fund Preferred Shares or the interest rate on any Borrowings varies.

                           Interest Rate Transactions Risk. The Fund may enter into an interest rate swap or cap transaction to attempt to protect itself from increasing Fund Preferred Share dividend or Borrowing interest expenses resulting from increasing short-term interest rates. A decline in interest rates may result in a decline in the value of the swap or cap which may result in a decline in the net asset value of the Common Shares. See "Interest Rate Transactions."

                           General Real Estate Risks. Because the Fund concentrates its assets in the real estate industry, your investment in the Fund will be closely linked to the performance of the real estate markets. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments. REIT prices also may drop because of the failure of borrowers to pay their loans and poor management. Many REITs utilize leverage which increases investment risk and could adversely affect a REIT's operations and market value in periods of rising interest rates as well as risks normally associated with debt financing.

                           There are special risks associated with particular sectors of real estate investments:

                           Retail Properties. Retail properties are affected by the overall health of the economy and may be adversely affected by the growth of alternative forms of retailing, bankruptcy, departure or cessation of operations of a tenant, a shift in consumer demand due to demographic changes, spending patterns and lease terminations.

                           Office Properties. Office properties are affected by the overall health of the economy, and other factors such as a downturn in the businesses operated by their tenants, obsolescence and non-competitiveness.

                           Hotel Properties. The risks of hotel properties include, among other things, the necessity of a high level of continuing capital expenditures, competition, increases in operating costs which may not be offset by increases in revenues, dependence on business and commercial travelers and tourism, increases in fuel costs and other expenses of travel, and adverse effects of general and local economic conditions. Hotel properties tend to be more sensitive to adverse economic conditions and competition than many other commercial properties.

                           Healthcare Properties. Healthcare properties and healthcare providers are affected by several significant factors, including federal, state and local laws governing licenses, certification, adequacy of care, pharmaceutical distribution, rates, equipment, personnel and other factors regarding operations; continued availability of revenue from government reimbursement programs (primarily Medicaid and Medicare); and competition on a local and regional basis. The failure of any healthcare operator to comply with governmental laws and regulations may affect its ability to operate its facility or receive government reimbursements.

                           Multifamily Properties. The value and successful operation of a multifamily property may be affected by a number of factors such as the location of the property, the ability of the management team, the level of mortgage rates, presence of competing properties, adverse economic conditions in the locale, oversupply, and rent control laws or other laws affecting such properties.

                           Other factors may contribute to the riskiness of real estate investments:

                           Lack of Insurance. Certain of the portfolio companies may fail to carry comprehensive liability, fire, flood, earthquake extended coverage and rental loss insurance, or insurance in place may be subject to various policy specifications, limits and deductibles. Should any type of uninsured loss occur, the portfolio company could lose its investment in, and anticipated profits and cash flows from, a number of properties and as a result impact the Fund's investment performance.

                           Financial Leverage. REITs may be highly leveraged and financial covenants may affect the ability of REITs to operative effectively.

                           Environmental Issues. In connection with the ownership (direct or indirect), operation, management and development of real properties that may contain hazardous or toxic substances, a portfolio company may be considered an owner, operator or responsible party of such properties and, therefore, may be potentially liable for removal or remediation costs, as well as certain other costs, including governmental fines and liabilities for injuries to persons and property. The existence of any such material environmental liability could have a material adverse effect on the results of operations and cash flow of any such portfolio company and, as a result, the amount available to make distributions on shares of the Fund could be reduced.

                           Smaller Companies. Even the larger REITs in the industry tend to be small to medium-sized companies in relation to the equity markets as a whole. REIT shares, like other smaller company stocks, can be more volatile than, and perform differently from, larger company stocks. There may be less trading in a smaller company's stock, which means that buy and sell transactions in that stock could have a larger impact on the stock's price than is the case with larger company stocks. Further, smaller companies may have fewer business lines; changes in any one line of business, therefore, may have a greater impact on a smaller company's stock price than is the case for a larger company.

                           As of October 31, 2001, the market capitalization of REITs ranged in size from approximately $2.0 million to approximately $11.7 billion. See "Risks--General Risks of Securities Linked to the Real Estate Market."

                           An investment in Common Shares presents certain other risks:

                           Lower-Rated Securities Risk. The Fund may invest up to 25% of its total assets in securities of below grade investment quality (Ba/BB or below), commonly referred to as junk bonds. Securities of below investment grade quality are regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal. See "Risks--Risks of Investment in Lower-Rated Securities."

                           Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions can decline and the dividend payments on Fund Preferred Shares, if any, or interest payments on any Borrowings may increase. See "Risks--Inflation Risk."

                           Recent Developments. As a result of terrorist attacks on September 11, 2001, the U.S. equities markets were closed for a four day period. These terrorist attacks and related events have led to increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. In addition, the potential adverse impact on Fund service providers may affect the Fund's operations.

                           Non-Diversification. Because the Fund is classified as "non-diversified" under the 1940 Act, it can invest a greater portion of its assets in obligations of a single issuer than a "diversified" fund. As a result, the Fund will be more susceptible than a more widely diversified fund to any single corporate, economic, political or regulatory occurrence. See "The Fund's Investments" and "Risks--Non-Diversified Status."

                           Anti-Takeover Provisions. The Fund's Declaration of Trust (the "Declaration") includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. The provisions of the Declaration described above could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares. See "Certain Provisions in the Declaration of Trust" and "Risks--Anti-Takeover Provisions."

                           SUMMARY OF FUND EXPENSES

   The following table assumes the issuance of Fund Preferred Shares in an amount equal to 30% of the Fund's capital (after their issuance), and shows Fund expenses as a percentage of net assets attributable to Common Shares and as a percentage of total net assets including assets attributable to Fund Preferred Shares.

Shareholder Transaction Expenses

      Sales Load Paid by You (as a percentage of offering price) 4.50%....
      Dividend Reinvestment Plan Fees........................... None/(1)/

                                                    Percentage of Net
                                                  Assets Attributable to
                                                    Common Shares/(3)/
       Annual Expenses                            ----------------------
       Management Fees/(2)/......................         1.29%
       Other Expenses/(2)/.......................          .28%
       Interest Payments on Borrowed Funds/(2)/..          None
                                                          -----
       Total Annual Expenses/(2)/................         1.57%
       Fee and Expense Reimbursement (Years 1-5).         (.43%)/(4)/
                                                          -----
       Total Net Annual Expenses (Years 1-5)/(2)/         1.14%/(4)/
                                                          =====

--------
(1)You will be charged a $2.50 service charge and pay brokerage charges if you direct the Plan Agent to sell your Common Shares held in a dividend reinvestment account.
(2)In the event the Fund, as an alternative to issuing Fund Preferred Shares, utilizes leverage through Borrowings in an amount equal to 30% of the Fund's total assets (including the amount obtained from leverage), it is estimated that, as a percentage of net assets attributable to Common Shares, the Management Fee would be 1.29%, Other Expenses would be .28%, Interest Payments on Borrowed Funds (assuming an interest rate of 5.00%, which interest rate is subject to change based on prevailing market conditions) would be 2.14%, Total Annual Expenses would be 3.71% and Total Net Annual Expenses would be 3.28%. Based on the total net annual expenses and in accordance with the example below, the expenses for years 1, 3, 5 and 10 would be $77, $141, $208 and $398, respectively.
(3)Stated as percentages of the Fund's total net assets, and again assuming the issuance of Fund Preferred Shares in an amount equal to 30% of the Fund's capital (after their issuance), the Fund's expenses would be estimated to be as follows:

                                                     Percentage of
                                                    Total Net Assets
          Annual Expenses                           ----------------
          Management Fees..........................       .90%
          Other Expenses...........................       .20%
          Interest Payments on Borrowed Funds......       None
                                                         -----
          Total Annual Expenses....................      1.10%
          Fee and Expense Reimbursement (Years 1-5)      (.30%)/(4)/
                                                         -----
          Total Net Annual Expenses (Years 1-5)....       .80%/(4)/
                                                         =====

(4)NIAC has contractually agreed to reimburse the Fund for fees and expenses in the amount of .30% of average daily Managed Assets for the first 5 full years of the Fund's operations, .25% of average daily Managed Assets in year 6, .20% in year 7, .15% in year 8, .10% in year 9 and .05% in year 10. Without the reimbursement, "Total Net Annual Expenses" would be estimated to be 1.57% of average daily net assets attributable to Common Shares and 1.10% of total net assets. Nuveen has agreed to pay (i) all organizational expenses and (ii) offering costs (other than sales load) that exceed $.03 per Common Share (.20% of offering price).

   The purpose of the table above is to help you understand all fees and expenses that you, as a Common Shareholder, would bear directly or indirectly. The expenses shown in the table are based on estimated amounts for the Fund's first year of operations and assume that the Fund issues approximately 20,000,000 Common Shares. See "Management of the Fund" and "Dividend Reinvestment Plan."

   The following example illustrates the expenses (including the sales load of $45) that you would pay on a $1,000 investment in Common Shares, assuming (1) total net annual expenses of 1.14% of net assets attributable to Common Shares in years 1 through 5, increasing to 1.50% in year 10 and (2) a 5% annual return:/(1)/

                      1 Year 3 Years 5 Years 10 Years/(2)/
                      ------ ------- ------- ------------
                       $56     $80    $105       $191

   The example should not be considered a representation of future expenses. Actual expenses may be higher or lower.
--------
(1)The example assumes that the estimated Other Expenses set forth in the Annual Expenses table are accurate, that fees and expenses increase as described in note 2 below and that all dividends and distributions are reinvested at net asset value. Actual expenses may be greater or less than those assumed. Moreover, the Fund's actual rate of return may be greater or less than the hypothetical 5% return shown in the example. The expenses you would pay, based on the Fund's expenses as stated as percentages of the Fund's total net assets (assuming the issuance of Fund Preferred Shares in an amount equal to approximately 30% of the Fund's capital after their issuance) and otherwise on the assumptions in the example would be: 1 Year $53; 3 Years $69; 5 Years $87; and 10 Years $149.
(2)Assumes reimbursement of fees and expenses of .25% of average daily Managed Assets in year 6, .20% in year 7, .15% in year 8, .10% in year 9 and .05% in year 10. NIAC has not agreed to reimburse the Fund for any portion of its fees and expenses beyond November 30, 2011. See "Management of the Fund--Investment Management Agreement."

                                   THE FUND

   The Fund is a newly-organized, non-diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized as a Massachusetts business trust on August 27, 2001 pursuant to a Declaration governed by the laws of the Commonwealth of Massachusetts. As a newly-organized entity, the Fund has no operating history. The Fund's principal office is located at 333 West Wacker Drive, Chicago, Illinois 60606, and its telephone number is (800) 257-8787.

                                USE OF PROCEEDS

   The net proceeds of the offering of Common Shares will be approximately $353,086,500 ($406,049,475 if the Underwriters exercise the over-allotment option in full) after payment of the estimated organization and offering costs. Nuveen has agreed to pay (i) all organizational expenses and (ii) offering costs (other than sales load) that exceed $0.03 per Common Share. The Fund will invest the net proceeds of the offering in accordance with the Fund's investment objectives and policies as stated below. It is presently anticipated that the Fund will be able to invest substantially all of the net proceeds in accordance with its investment objectives and policies within four months after the completion of the offering. Pending such investment, it is anticipated that the proceeds will be invested in U.S. government securities or high quality, short-term money market instruments.

                            THE FUND'S INVESTMENTS

Investment Objectives and Policies

   The Fund's primary investment objective is high current income. Capital appreciation is a secondary investment objective. The Fund has a policy of concentrating its investments in the U.S. real estate industry and not in any other industry. There can be no assurance that the Fund's investment objectives will be achieved.

Under normal market conditions, the Fund:

  . will invest at least 90% of its total assets in income producing equity and debt securities of real estate companies. These equity securities can consist of (i) common stocks, (ii) preferred stocks, (iii) rights or warrants to purchase common stocks and preferred stocks, and (iv) convertible preferred stocks;

  . will invest at least 80% of its total assets in income producing equity securities issued by REITs;

  .  will invest at least 40% of its total assets in common stocks; and

  . may invest up to 20% of its total assets in debt securities, including convertible debt securities, issued or guaranteed by real estate companies.

Substantially all of the equity securities of real estate companies in which the Fund intends to invest are traded on a national securities exchange or in the over-the-counter markets.

It is the Fund's intention to initially invest approximately:

  .  55% of its total assets in common stocks issued by real estate companies;

  . 40% of its total assets in preferred stocks issued by real estate companies; and

  . 5% of its total assets in convertible preferred stocks issued by real estate companies.

The actual percentage of common, preferred and convertible preferred stocks, rights and warrants and debt securities in the Fund's portfolio may vary over time based on Security Capital's assessment of market conditions.

   The Fund will not invest more than 25% of its total assets in non-investment grade Ratable Securities. Investment grade quality Ratable Securities are those that have received a rating no lower than Baa or BBB by Moody's, S&P or Fitch. See Appendix A in the Statement of Additional Information for a description of security ratings.

   The Fund will not invest more than 10% of its total assets in illiquid real estate securities. All of the Fund's investments will be in securities of U.S. issuers, and the Fund will not invest more than 10% of its total assets in the securities of any one issuer.

   The Fund will not enter into short sales or invest in derivatives, except as described in this Prospectus in connection with the interest rate swap or interest rate cap transactions. See "Use of Leverage" and "Interest Rate Transactions." The Fund will not invest in real estate securities that are controlled by SCGI or its affiliates.

   The Fund cannot change its investment objectives without the approval of the holders of a "majority of the outstanding" Common Shares and Fund Preferred Shares, if any, voting together as a single class, and of the holders of a "majority of the outstanding" Fund Preferred Shares, if any, voting as a separate class. A "majority of the outstanding" Common Shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less. See "Description of Shares--Fund Preferred Shares--Voting Rights" and the Statement of Additional Information under "Description of Shares--Fund Preferred Shares--Voting Rights" for additional information with respect to the voting rights of holders of Fund Preferred Shares.

Investment Process

   The organization and investment processes of Security Capital reflect its belief that superior investment results are achieved through a dedication to proprietary, fundamental research. Its investment process focuses on three fundamental research disciplines that it believes play an important role in the performance and pricing of real estate companies:

  .  real estate research;

  .  company analysis; and

  .  market strategy.

   These are highly specialized disciplines and each impacts the performance of real estate companies and the ultimate pricing of their securities. The investment process integrates these three disciplines under the broad direction of Security Capital's Portfolio Management Committee, the decision-making body for investment strategies.

   Real Estate Research. Research analysts focus on understanding the market pressures and factors that affect rent growth, occupancy and development. This understanding provides perspectives on future supply and demand trends for property types in various markets and the relative impact for different companies.

   Company Analysis. Investment analysts focus on analyzing real estate companies within Security Capital's defined universe of investments and modeling their cash flow potential. They form a complete assessment of the company's assets, operating management team and strategies through company and property visits, careful scrutiny of regulatory filings and fieldwork. The recurring output of the investment analysts includes a detailed five-year cash flow forecast, an analysis of net asset value and a detailed qualitative assessment of a company.

   Market Strategy. Market strategy focuses on establishing appropriate cost of capital thresholds for pricing real estate companies in Security Capital's coverage universe of the companies. This effort requires consideration of the risks underlying the securities as well as the appetite for and pricing of risk in the broader equity and capital markets. With this understanding, discount rates and terminal multiples are set that govern the key discounted cash flow models and other valuation models employed. The definition and execution of trading strategies is also an important part of market strategy.

   Portfolio Construction. All investment decisions are directed by a committee of senior investment professionals--the Portfolio Management Committee. The Committee meets formally on a weekly basis and informally throughout the week to evaluate emerging real estate research and company analysis, as well as key recurring reports, to create price forecasts to produce a target portfolio for the Fund. This target portfolio integrates the critical real estate and capital market expertise that helps to identify the most attractive investment opportunities.

Portfolio Composition

   The Fund's portfolio will be composed principally of the following investments. A more detailed description of the Fund's investment policies and restrictions and more detailed information about the Fund's portfolio investments are contained in the Statement of Additional Information.

   Real Estate Companies. Under normal market conditions, the Fund will invest at least 90% of its total assets in income producing common stocks, preferred stocks, convertible preferred stocks and debt securities issued by real estate companies, such as REITs. For purposes of the Fund's investment policies, a real estate company is a company that:

  . derives at least 50% of its revenues from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate; or

  .  has at least 50% of its assets in such real estate.

   Real Estate Investment Trusts (REITs). Under normal market conditions, the Fund will invest at least 80% of its total assets in income producing equity securities issued by REITs. A REIT is a real estate company that pools investors' funds for investment primarily in income-producing real estate or in real estate related loans (such as mortgages) or other interests. Therefore, a REIT normally derives its income from rents or from interest payments, and may realize capital gains by selling properties that have appreciated in value. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets and income and a requirement that it distribute to its shareholders at least 90% of its taxable income (other than net capital gains) for each taxable year and otherwise complies with the requirements of the Code. As a result, REITs tend to pay relatively higher dividends than other types of companies, and the Fund intends to use these REIT dividends in an effort to meet the high current income goal of its investment objectives.

   REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs. The Fund does not currently intend to invest more than 10% of its total assets in Mortgage REITs or Hybrid REITs.

   Preferred Stocks. The Fund may invest in preferred stocks issued by real estate companies. Preferred stocks pay fixed or floating rate dividends to investors, and have a "preference" over common stock in the payment of dividends and the liquidation of a company's assets. This means that a company must pay dividends on preferred stock before paying any dividends on its common stock. Preferred stockholders usually have no right to vote for corporate directors or on other matters.

   Debt Securities. The Fund may invest up to 20% of its total assets in debt securities, including convertible debt securities, issued or guaranteed by real estate companies.

   Lower-Rated Securities. The Fund will not invest more than 25% of its total assets in Ratable Securities of below investment grade quality. Securities of below grade investment quality (Ba/BB or below) are commonly referred to as junk bonds. Securities of below investment grade quality are regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal. The Fund may only invest in high yield securities that are rated CCC or higher by S&P, rated Caa or higher by Moody's, or rated CCC or higher by Fitch, or unrated securities determined by Security Capital to be of comparable quality. The issuers of these securities have a currently identifiable vulnerabilty to default as to payment of principal and interest and such issues may be in default or there may be present elements of danger with respect to principal or interest. The Fund will not invest in securities which are in default as to payment of principal and interest at the time of purchase. For a description of security ratings, see Appendix A of the Statement of Additional Information.

   Illiquid Securities. The Fund will not invest more than 10% of its total assets in illiquid real estate securities (i.e., securities that are not readily marketable). For purposes of this restriction, illiquid securities include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), but that are deemed to be illiquid, and repurchase agreements with maturities in excess of seven days. The Board of Trustees or its delegate has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of this 10% limitation. The Board of Trustees has delegated to Security Capital and NIAC the day-to-day determination of the illiquidity of any security held by the Fund, although it has retained oversight and ultimate responsibility for such determinations. Although no definitive liquidity criteria are used, the Board of Trustees has directed Security Capital and NIAC to look for such factors as (i) the nature of the market for a security (including the institutional private resale market; the frequency of trades and quotes for the security; the number of dealers willing to purchase or sell the security; the amount of time normally needed to dispose of the security; and the method of soliciting offers and the mechanics of transfer), (ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments), and (iii) other permissible relevant factors.

   Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at fair value as determined in good faith by the Board of Trustees or its delegate. If, through the appreciation of illiquid securities or the depreciation of liquid securities, the Fund should be in a position where more than 10% of the value of its net assets are invested in illiquid securities, including restricted securities which are not readily marketable, the Fund will take such steps as is deemed advisable, if any, to protect liquidity.

   Defensive Position. Upon Security Capital's recommendation, during temporary defensive periods and in order to keep the Fund's cash fully invested, including the period during which the net proceeds of the offering are being invested, the Fund may deviate from its investment objectives and invest all or any portion of its net assets in investment grade debt securities, without regard to whether the issuer is a real estate company. In such a case, the Fund may not pursue or achieve its investment objectives.

   Other Investments. The Fund's cash reserves, held to provide sufficient flexibility to take advantage of new opportunities for investments and for other cash needs, will be invested in money market instruments. Money market instruments in which the Fund may invest its cash reserves will generally consist of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and such obligations which are subject to repurchase agreements and commercial paper. See "Investment Policies and Techniques" in the Statement of Additional Information.

   Portfolio Turnover. The Fund may engage in portfolio trading when considered appropriate, but short-term trading will not be used as the primary means of achieving the Fund's investment objectives. Although the Fund cannot accurately predict its annual portfolio turnover rate, it is not expected to exceed 50% under normal circumstances. However, there are no limits on the rate of portfolio turnover, and investments may be sold without regard to length of time held when, in the opinion of Security Capital, investment considerations warrant such action. A higher turnover rate results in correspondingly greater brokerage commissions and other transactional expenses which are borne by the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to shareholders, will be taxable as ordinary income. See "Tax Matters."

                                USE OF LEVERAGE

   The Fund may use leverage through the issuance of Fund Preferred Shares, commercial paper or notes and/or borrowing in an aggregate amount of approximately 30% of the Fund's capital after such issuance and/or borrowing.

   The Fund intends to apply for ratings for the Fund Preferred Shares from an NRSRO (most likely Moody's, S&P and/or Fitch). The Fund presently anticipates than any Fund Preferred Shares that it intends to issue would be initially given the highest ratings by Moody's ("Aaa"), S&P ("AAA") or Fitch ("AAA").

   Subject to market conditions and the Fund's receipt of AAA/Aaa credit rating on Fund Preferred Shares, approximately one to three months after the completion of the offering of the Common Shares, the Fund intends to offer Fund Preferred Shares representing approximately 30% of the Fund's capital immediately after their issuance. Fund Preferred Shares will have seniority over the Common Shares and any interest rate transactions the Fund enters into. The issuance of Fund Preferred Shares will leverage the Common Shares. Any Borrowings would also leverage, and have seniority over, the Common Shares. There is no assurance that the Fund's leveraging strategy will be successful.

   Changes in the value of the Fund's portfolio securities, including costs attributable to Fund Preferred Shares or Borrowings, will be borne entirely by the Common Shareholders. If there is a net decrease (or increase) in the value of the Fund's investment portfolio, the leverage will decrease (or increase) the net asset value per Common Share to a greater extent than if the Fund were not leveraged. During periods in which the Fund is using leverage, the fees paid to NIAC (and to Security Capital) for advisory services will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund's total net assets, including the proceeds from the issuance of Fund Preferred Shares and the principal amount of Borrowings.

   Under the 1940 Act, the Fund is not permitted to issue preferred shares unless immediately after the issuance the value of the Fund's total assets is at least 200% of the liquidation value of the outstanding preferred shares (i.e., such liquidation value may not exceed 50% of the Fund's total assets less liabilities other than borrowings). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the value of the Fund's total assets less liabilities other than borrowings is at least 200% of such liquidation value. If Fund Preferred Shares are issued, the Fund intends, to the extent possible, to purchase or redeem Fund Preferred Shares from time to time to the extent necessary in order to maintain coverage of any Fund Preferred Shares of at least 200%. If Fund Preferred Shares are outstanding, two of the Fund's trustees will be elected by the holders of Fund Preferred Shares, voting separately as a class. The remaining trustees of the Fund will be elected by holders of Common Shares and Fund Preferred Shares voting together as a single class. In the event the Fund failed to pay dividends on Fund Preferred Shares for two years, Fund Preferred Shares would be entitled to elect a majority of the trustees of the Fund. The failure to pay dividends or make distributions could result in the Fund ceasing to qualify as a regulated investment company under the Code, which could have a material adverse effect on the value of the Common Shares.

   Under the 1940 Act, the Fund generally is not permitted to issue commercial paper or notes or borrow unless immediately after the borrowing or commercial paper or note issuance the value of the Fund's total assets less liabilities other than the principal amount represented by commercial paper, notes or borrowings, is at least 300% of such principal amount. In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the value of the Fund's total assets, less liabilities other than the principal amount represented by commercial paper, notes or borrowings, is at least 300% of such principal amount. If the Fund borrows, the Fund intends, to the extent possible, to prepay all or a portion of the principal amount of any outstanding commercial paper, notes or borrowing to the extent necessary in order to maintain the required asset coverage. Failure to maintain certain asset coverage requirements could result in an event of default and entitle the debt holders to elect a majority of the Board of Trustees.

   The Fund may be subject to certain restrictions imposed by either guidelines of one or more rating agencies which may issue ratings for Fund Preferred Shares or, if the Fund borrows from a lender, by the lender. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. It is not anticipated that these covenants or guidelines will impede Security Capital from managing the Fund's portfolio in accordance with the Fund's investment objectives and policies. In addition to other considerations, to the extent that the Fund believes that the covenants and guidelines required by the rating agencies would impede its ability to meet its investment objectives, or if the Fund is unable to obtain the rating on Fund Preferred Shares (expected to be AAA/Aaa), the Fund will not issue Fund Preferred Shares.

   Assuming that Fund Preferred Shares or Borrowings will represent in the aggregate approximately 30% of the Fund's capital and pay dividends or interest or payment rate set by an interest rate transaction at an annual average rate of 5.00%, the income generated by the Fund's portfolio (net of estimated expenses) must exceed 1.50% in order to cover such dividend payments or interest or payment rates and other expenses specifically related to Fund Preferred Shares or Borrowings. Of course, these numbers are merely estimates, used for illustration. Actual Fund Preferred Share dividend rates, interest, or payment rates may vary frequently and may be significantly higher or lower than the rate estimated above.

   The following table is furnished in response to requirements of the Securities and Exchange Commission. It is designed to illustrate the effect of leverage on Common Share total return, assuming investment portfolio total returns (comprised of income and changes in the value of investments held in the Fund's portfolio) of -10%, -5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns expected to be experienced by the Fund. The table further reflects the issuance of Fund Preferred Shares or Borrowings representing approximately 30% of the Fund's total capital, an 8.18% yield on the Fund's investment portfolio, net of expenses, and the Fund's currently projected annual Fund Preferred Share dividend rate, borrowing interest rate or payment rate set by an interest rate transaction of 5.00%. See "Risks" and "Use of Leverage."

     Assumed Portfolio Total Return  (10.00)% (5.00)%   0.00% 5.00% 10.00%
     Common Share Total Return.....  (16.43)% (9.29)% (2.14)% 5.00% 12.14%

   Common Share total return is composed of two elements -- the Common Share dividends paid by the Fund (the amount of which is largely determined by the net investment income of the Fund after paying dividends on Fund Preferred Shares or interest on Borrowings) and gains or losses on the value of the securities the Fund owns. As required by Securities and Exchange Commission rules, the table assumes that the Fund is more likely to suffer capital loss than to enjoy capital appreciation.

   Unless and until the Fund issues Fund Preferred Shares or, alternatively, uses leverage through Borrowings, the Common Shares will not be leveraged and this section will not apply.

                          INTEREST RATE TRANSACTIONS

   In connection with the Fund's anticipated use of leverage through its sale of Fund Preferred Shares or Borrowings, the Fund may enter into interest rate swap or cap transactions. Interest rate swaps involve the Fund's agreement with the swap counterparty to pay a fixed rate payment in exchange for the counterparty paying the Fund a variable rate payment that is intended to approximate the Fund's variable rate payment obligation on Fund Preferred Shares or any variable rate borrowing. The payment obligation would be based on the notional amount of the swap.

   The Fund may use an interest rate cap, which would require it to pay a premium to the cap counterparty and would entitle it, to the extent that a specified variable rate index exceeds a predetermined fixed rate, to receive from the counterparty payment of the difference based on the notional amount. The Fund would use interest rate swaps or caps only with the intent to reduce or eliminate the risk that an increase in short-term interest rates could have on Common Share net earnings as a result of leverage.

   The Fund will usually enter into swaps or caps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund intends to maintain in a segregated account with its custodian cash or liquid securities having a value at least equal to the Fund's net payment obligations under any swap transaction, marked to market daily.

   The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on the state of interest rates in general, the Fund's use of interest rate swaps or caps could enhance or harm the overall performance on the Common Shares. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, and could result in a decline in the net asset value of the Common Shares. In addition, if short-term interest rates are lower than the Fund's fixed rate of payment on the interest rate swap, the swap will reduce Common Share net earnings. If, on the other hand, short-term interest rates are higher than the fixed rate of payment on the interest rate swap, the swap will enhance Common Share net earnings. Buying interest rate caps could enhance the performance of the Common Shares by providing a maximum leverage expense. Buying interest rate caps could also decrease the net earnings of the Common Shares in the event that the premium paid by the Fund to the counterparty exceeds the additional amount the Fund would have been required to pay had it not entered into the cap agreement. The Fund has no current intention of selling an interest rate swap or cap. The Fund would not enter into interest rate swap or cap transactions in an aggregate notional amount that exceeds the outstanding amount of the Fund's leverage.

   Interest rate swaps and caps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the counterparty defaults, the Fund would not be able to use the anticipated net receipts under the swap or cap to offset the dividend payments on Fund Preferred Shares or interest payments on Borrowings. Depending on whether the Fund would be entitled to receive net payments from the counterparty on the swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, such a default could negatively impact the performance of the Common Shares.

   Although this will not guarantee that the counterparty does not default, the Fund will not enter into an interest rate swap or cap transaction with any counterparty that NIAC believes does not have the financial resources to honor its obligation under the interest rate swap or cap transaction. Further, NIAC will continually monitor the financial stability of a counterparty to an interest rate swap or cap transaction in an effort to proactively protect the Fund's investments.

   In addition, at the time the interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the Common Shares.

   The Fund may choose or be required to redeem some or all Fund Preferred Shares or prepay any Borrowings. This redemption would likely result in the Fund seeking to terminate early all or a portion of any swap or cap transaction. Such early termination of a swap could result in termination payment by or to the Fund. An early termination of a cap could result in a termination payment to the Fund.

                                     RISKS

   The Fund is a non-diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objectives. Your Common Shares at any point in time may be worth less than you invested, even after taking into account the reinvestment of Fund dividends and distributions.

Newly-Organized

   The Fund is a newly-organized, non-diversified closed-end management investment company with no operating history.

Investment Risk

   An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

Stock Market and Interest Rate Risk

   Your investment in Common Shares represents an indirect investment in REIT shares and other real estate securities owned by the Fund, substantially all of which are traded on a national securities exchange or in the over-the-counter markets. The prices of the common stocks of real estate companies, including REITs, and other securities in which the Fund invests, will fluctuate from day to day and may--in either the near term or over the long run--decline in value. The value of the Common Shares may be affected by a decline in financial markets in general. Preferred stocks and debt securities are generally more sensitive to changes in interest rates than common stocks.

   Interest rate risk is the risk that fixed-income investments such as preferred stocks and debt securities, and to a lesser extent dividend-paying common stocks such as REIT common stocks, will decline in value because of changes in market interest rates. When interest rates rise, the market value of such securities generally will fall. The Fund's investment in such securities means that the net asset value and market price of Common Shares will tend to decline if market interest rates rise.

   The Fund intends to utilize leverage, which magnifies the stock market and interest rate risks. See "--Leverage Risk."

General Risks of Securities Linked to the Real Estate Market

   The Fund will not invest in real estate directly, but only in securities issued by real estate companies, including REITs. However, because of the Fund's policy of concentration in the securities of companies in the real estate industry, it is also subject to the risks associated with the direct ownership of real estate. These risks include:

  .  declines in the value of real estate

  .  risks related to general and local economic conditions

  .  possible lack of availability of mortgage funds

  .  overbuilding

  .  extended vacancies of properties

  .  increased competition

  .  increases in property taxes and operating expenses

  .  changes in zoning laws

  .  losses due to costs resulting from the clean-up of environmental problems

  . liability to third parties for damages resulting from environmental problems

  .  casualty or condemnation losses

  .  limitations on rents

  .  changes in neighborhood values and the appeal of properties to tenants

  .  changes in interest rates

   Thus, the value of the Common Shares may change at different rates compared to the value of shares of a registered investment company with investments in a mix of different industries and will depend on the general condition of the economy. An economic downturn could have a material adverse effect on the real estate markets and on real estate companies in which the Fund invests, which in turn could result in the Fund not achieving its investment objectives.

   General Real Estate Risks. Real property investments are subject to varying degrees of risk. The yields available from investments in real estate depend on the amount of income and capital appreciation generated by the related properties. Income and real estate values may also be adversely affected by such factors as applicable laws (e.g., Americans with Disabilities Act and tax laws), interest rate levels, and the availability of financing. If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability of the real estate company to make payments of any interest and principal on its debt securities will be adversely affected. In addition, real property may be subject to the quality of credit extended and defaults by borrowers and tenants. The performance of the economy in each of the regions in which the real estate owned by the portfolio company is located affects occupancy, market rental rates and expenses and, consequently, has an impact on the income from such properties and their underlying values. The financial results of major local employers also may have an impact on the cash flow and value of certain properties. In addition, real estate investments are relatively illiquid and, therefore, the ability of real estate companies to vary their portfolios promptly in response to changes in economic or other conditions is limited. A real estate company may also have joint venture investments in certain of its properties, and consequently, its ability to control decisions relating to such properties may be limited.

   Real property investments are also subject to risks which are specific to the investment sector or type of property in which the real estate companies are investing.

   Retail Properties. Retail properties are affected by the overall health of the economy. A retail property may be adversely affected by the growth of alternative forms of retailing, bankruptcy, decline in drawing power, a shift in consumer demand due to demographic changes and/or changes in consumer preference (for example, to discount retailers) and spending patterns. A retail property may also be adversely affected if an anchor or significant tenant ceases operation at such location, voluntarily or otherwise. Certain tenants at retail properties may be entitled to terminate their leases if an anchor tenant ceases operations at such property.

   Office Properties. Office properties generally require their owners to expend significant amounts for general capital improvements, tenant improvements and costs of reletting space. In addition, office properties that are not equipped to accommodate the needs of modern businesses may become functionally obsolete and thus non-competitive. Office properties may also be adversely affected if there is an economic decline in the businesses operated by their tenants. The risks of such an adverse effect is increased if the property revenue is dependent on a single tenant or if there is a significant concentration of tenants in a particular business or industry.

   Hotel Properties. The risks of hotel properties include, among other things, the necessity of a high level of continuing capital expenditures to keep necessary furniture, fixtures and equipment updated, competition from other hotels, increases in operating costs (which increases may not necessarily be offset in the future by increased room rates), dependence on business and commercial travelers and tourism, increases in fuel costs and other expenses of travel, changes to regulation of operating liquor and other licenses, and adverse effects of general and local economic conditions. Due to the fact that hotel rooms are generally rented for short periods of time, hotel properties tend to be more sensitive to adverse economic conditions and competition than many other commercial properties.

   Also, hotels may be operated pursuant to franchise, management and operating agreements that may be terminable by the franchiser, the manager or the operator. Contrarily, it may be difficult to terminate an ineffective operator of a hotel property subsequent to a foreclosure of such property.

   Healthcare Properties. Healthcare properties and healthcare providers are affected by several significant factors, including federal, state and local laws governing licenses, certification, adequacy of care, pharmaceutical distribution, rates, equipment, personnel and other factors regarding operations; continued availability of revenue from government reimbursement programs (primarily Medicaid and Medicare); and competition in terms of appearance, reputation, quality and cost of care with similar properties on a local and regional basis.

   These governmental laws and regulations are subject to frequent and substantial changes resulting from legislation, adoption of rules and regulations, and administrative and judicial interpretations of existing law. Changes may also be applied retroactively and the timing of such changes cannot be predicted. The failure of any healthcare operator to comply with governmental laws and regulations may affect its ability to operate its facility or receive government reimbursement. In addition, in the event that a tenant is in default on its lease, a new operator or purchaser at a foreclosure sale will have to apply in its own right for all relevant licenses if such new operator does not already hold such licenses. There can be no assurance that such new licenses could be obtained, and consequently, there can be no assurance that any healthcare property subject to foreclosure will be disposed of in a timely manner.

   Multifamily Properties. The value and successful operation of a multifamily property may be affected by a number of factors such as the location of the property, the ability of management to provide adequate maintenance and insurance, types of services provided by the property, the level of mortgage rates, presence of competing properties, the relocation of tenants to new projects with better amenities, adverse economic conditions in the locale, the amount of rent charged, and oversupply of units due to new construction. In addition, multifamily properties may be subject to rent control laws or other laws affecting such properties, which could impact the future cash flows of such properties.

   Other factors may contribute to the riskiness of real estate investments.

   Insurance Issues. Certain of the real estate companies may, in connection with the issuance of securities, have disclosed that they carry comprehensive liability, fire, flood, extended coverage and rental loss insurance with policy specifications, limits and deductibles customarily carried for similar properties. However such insurance is not uniform among the portfolio companies. Moreover, there are certain types of extraordinary losses that may be uninsurable, or not economically insurable. Certain of the properties may be located in areas that are subject to earthquake activity for which insurance may not be maintained. Should a property sustain damage as a result of an earthquake, even if the portfolio company maintains earthquake insurance, the portfolio company may incur substantial losses due to insurance deductibles, co-payments on insured losses or uninsured losses. Should any type of uninsured loss occur, the portfolio company could lose its investment in, and anticipated profits and cash flows from, a number of properties and as a result, would impact the Fund's investment performance.

   Financial Leverage. Real estate companies, including REITs, may be highly leveraged and financial covenants may affect the ability of those companies to operate effectively. The portfolio companies are subject to risks normally associated with debt financing. If the principal payments of a real estate company's debt cannot be refinanced, extended or paid with proceeds from other capital transactions, such as new equity capital, the real estate company's cash flow may not be sufficient to repay all maturing debt outstanding.

   In addition, a portfolio company's obligation to comply with financial covenants, such as debt-to-asset ratios and secured debt-to-total asset ratios, and other contractual obligations may restrict a REIT's range of operating activity. A portfolio company, therefore, may be limited from incurring additional indebtedness, selling its assets and engaging in mergers or making acquisitions which may be beneficial to the operation of the REIT.

   Environmental Issues. In connection with the ownership (direct or indirect), operation, management and development of real properties that may contain hazardous or toxic substances, a portfolio company may be considered an owner or operator of such properties or as having arranged for the disposal or treatment of hazardous or toxic substances and, therefore, may be potentially liable for removal or remediation costs, as well as certain other costs, including governmental fines and liabilities for injuries to persons and property. The existence of any such material environmental liability could have a material adverse effect on the results of operations and cash flow of any such portfolio company and, as a result, the amount available to make distributions on the shares could be reduced.

   Smaller Companies. Even the larger REITs in the industry tend to be small to medium-sized companies in relation to the equity markets as a whole. There may be less trading in a smaller company's stock, which means that buy and sell transactions in that stock could have a larger impact on the stock's price than is the case with larger company stocks. Smaller companies also may have fewer lines of business so that changes in any one line of business may have a greater impact on a smaller company's stock price than is the case for a larger company. Further, smaller company stocks may perform in different cycles than larger company stocks. Accordingly, REIT shares can be more volatile than--and at times will perform differently from--large company stocks such as those found in the Dow Jones Industrial Average.

   Tax Issues. REITs are subject to a highly technical and complex set of provisions in the Code. It is possible that the Fund may invest in a real estate company which purports to be a REIT but which fails to qualify as a REIT. In the event of any such unexpected failure to qualify as a REIT, the company would be subject to corporate-level taxation, significantly reducing the return to the Fund on its investment in such company. REITs could possibly fail to qualify for tax-free pass-through of income under the Code, or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a creditor or lessor and may incur substantial costs associated with protecting its investments.

Leverage Risk

   Utilization of leverage is a speculative investment technique and involves certain risks to the holders of Common Shares. These include the possibility of higher volatility of the net asset value of the Common Shares and potentially more volatility in the market value of the Common Shares. So long as the Fund is able to realize a higher net return on its investment portfolio than the then current cost of any leverage together with other related expenses, the effect of the leverage will be to cause holders of Common Shares to realize higher current net investment income than if the Fund were not so leveraged. On the other hand, to the extent that the then current cost of any leverage, together with other related expenses, approaches the net return on the Fund's investment portfolio, the benefit of leverage to holders of Common Shares will be reduced, and if the then current cost of any leverage were to exceed the net return on the Fund's portfolio, the Fund's leveraged capital structure would result in a lower rate of return to Common Shareholders than if the Fund were not so leveraged. There can be no assurance that the Fund's leverage strategy will be successful.

   Any decline in the net asset value of the Fund's investments will be borne entirely by Common Shareholders. Therefore, if the market value of the Fund's portfolio declines, the leverage will result in a greater decrease in net asset value to Common Shareholders than if the Fund were not leveraged. Such greater net asset value decrease will also tend to cause a greater decline in the market price for the Common Shares. To the extent that the Fund is required or elects to redeem any Fund Preferred Shares or prepay any Borrowings, the Fund may need to liquidate investments to fund such redemptions or prepayments. Liquidation at times of adverse economic conditions may result in capital loss and reduce returns to Common Shareholders.

   In addition, such redemption or prepayment would likely result in the Fund seeking to terminate early all or a portion of any interest rate swap or cap transaction. Early termination of the interest rate swap could result in a termination payment by or to the Fund. Early termination of a cap could result in a termination payment to the Fund. See "Interest Rate Transactions."

Interest Rate Transactions Risk

   The Fund may enter into a swap or cap transaction to attempt to protect itself from increasing dividend or interest expenses resulting from increasing short-term interest rates. A decline in interest rates may result in a decline in the value of the swap or cap, which may result in a decline in the net asset value of the Fund. See "Interest Rate Transactions."

Risks of Investment in Lower-Rated Securities

   Fixed-income securities of below grade investment quality (Ba/BB or below) are commonly referred to as junk bonds. Securities of below investment grade quality are regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal.

   Lower-rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. The prices of lower-rated securities have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. Yields on lower-rated securities will fluctuate. If the issuer of lower-rated securities defaults, the Fund may incur additional expenses to seek recovery.

   The secondary markets in which lower-rated securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading markets could adversely affect the price at which the Fund could sell a particular lower-rated security when necessary to meet liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, and could adversely affect and cause large fluctuations in the net asset value of Common Shares. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities.

   It is reasonable to expect that any adverse economic conditions could disrupt the market for lower-rated securities, have an adverse impact on the value of such securities, and adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon. New laws and proposed new laws may adversely impact the market for lower-rated securities.

   The Fund may only invest in high yield securities that are rated CCC or higher by S&P, rated Caa or higher by Moody's, or rated CCC or higher by Fitch, or unrated securities determined by Security Capital to be of comparable quality. The issuers of these securities have a currently identifiable vulnerability to default and such issues may be in default or there may be present elements of danger with respect to principal or interest. The Fund will not invest in securities which are in default at the time of purchase.

Market Price Discount from Net Asset Value

   Shares of closed-end investment companies frequently trade at a discount from their net asset value. This characteristic is a risk separate and distinct from the risk that the Fund's net asset value could decrease as a result of its investment activities and may be greater for investors expecting to sell their shares in a relatively short period following completion of this offering. The net asset value of the Common Shares will be reduced immediately following the offering as a result of the payment of certain offering costs. Whether investors will realize gains or losses upon the sale of the Common Shares will depend not upon the Fund's net asset value but entirely upon whether the market price of the Common Shares at the time of sale is above or below the investor's purchase price for the Common Shares. Because the market price of the Common Shares will be determined by factors such as relative supply of and demand for the Common Shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot predict whether the Common Shares will trade at, below or above net asset value or at, below or above the initial public offering price.

Inflation Risk

   Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions can decline. In addition, during any periods of rising inflation, dividend rates of Fund Preferred Shares would likely increase, which would tend to further reduce returns to Common Shareholders.

Recent Developments

   As a result of terrorist attacks on September 11, 2001, the U.S. equities markets were closed for a four day period. These terrorist attacks and related events have led to increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. In addition, the potential adverse impact on Fund service providers may affect the Fund's operations, although the Fund is not aware at this time of significant operating difficulties at its service providers.

Non-Diversified Status

   Because the Fund is classified as "non-diversified" under the 1940 Act it can invest a greater portion of its assets in obligations of a single issuer. As a result, the Fund will be more susceptible than a more widely diversified fund to any single corporate, economic, political or regulatory occurrence. See "The Fund's Investments."

Anti-Takeover Provisions

   The Fund's Declaration includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. These provisions could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares.

                           HOW THE FUND MANAGES RISK

Investment Limitations

   The Fund has adopted certain investment limitations designed to limit investment risk and maintain portfolio diversification. These limitations are fundamental and may not be changed without the approval of the holders of a majority of the outstanding Common Shares and, if issued, Fund Preferred Shares voting together as a single class, and the approval of the holders of a majority of the Fund Preferred Shares voting as a separate class.

   The Fund may become subject to guidelines which are more limiting than the investment limitations set forth above in order to obtain and maintain ratings from an NRSRO on the Fund Preferred Shares that it intends to issue. The Fund does not anticipate that such guidelines would have a material adverse effect on the Fund's Common Shareholders or the Fund's ability to achieve its investment objectives. See "Investment Objectives" in the Statement of Additional Information for information about these guidelines and a complete list of the fundamental and non-fundamental investment policies of the Fund.

Limited Issuance of Fund Preferred Shares

   Under the 1940 Act, the Fund could issue Fund Preferred Shares having a total liquidation value (original purchase price of the shares being liquidated plus any accrued and unpaid dividends) of up to one-half of the value of the total net assets of the Fund. If the total liquidation value of the Fund Preferred Shares was ever more than one-half of the value of the Fund's total net assets, the Fund would not be able to declare dividends on the Common Shares until the liquidation value, as a percentage of the Fund's assets, was reduced. The Fund intends to issue Fund Preferred Shares representing about 30% of the Fund's total capital immediately after the time of issuance. This higher than required margin of net asset value provides a cushion against later fluctuations in the value of the Fund's portfolio and will subject Common Shareholders to less income and net asset value volatility than if the Fund were more leveraged. The Fund intends to purchase or redeem Fund Preferred Shares, if necessary, to keep the liquidation value of the Fund Preferred Shares below one-half of the value of the Fund's total net assets.

Limited Borrowings

   Under the requirements of the 1940 Act, the Fund, immediately after any Borrowings, must have an asset coverage of at least 300%. With respect to any such Borrowings, asset coverage means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of such Borrowings represented by senior securities issued by the Fund. Certain types of Borrowings may result in the Fund being subject to covenants in credit agreements relating to asset coverages or portfolio composition or otherwise. In addition, the Fund may be subject to certain restrictions imposed by guidelines of one or more rating agencies which may issue ratings for commercial paper or notes issued by the Fund. Such restrictions may be more stringent than those imposed by the 1940 Act.

                            MANAGEMENT OF THE FUND

Trustees and Officers

   The Board of Trustees is responsible for the management of the Fund, including supervision of the duties performed by NIAC and Security Capital. There are seven trustees of the Fund, one of whom is an "interested person" (as defined in the 1940 Act) and six of whom are not "interested persons." The names and business addresses of the trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under "Management of the Fund" in the Statement of Additional Information.

Investment Adviser and Subadviser

   NIAC, 333 West Wacker Drive, Chicago, Illinois 60606, serves as the investment adviser to the Fund. NIAC serves as investment adviser to investment portfolios with approximately $2.4 billion in assets under management as of September 30, 2001. See the Statement of Additional Information under "Investment Advisers."

   NIAC is responsible for the selection of the subadviser and ongoing monitoring of the subadviser, managing the Fund's business affairs and providing certain clerical, bookkeeping and other administrative services.

   NIAC is a wholly owned subsidiary of Nuveen, 333 West Wacker Drive, Chicago, Illinois 60606. Founded in 1898, Nuveen and its affiliates have over $75 billion of net assets under management or surveillance. Nuveen is a subsidiary of The John Nuveen Company which, in turn, is a majority-owned subsidiary of The St. Paul Companies, Inc., a publicly-traded company which is principally engaged in providing property-liability insurance through subsidiaries.

   Security Capital, 11 South LaSalle Street, 2nd Floor, Chicago, Illinois 60603, is the subadviser to the Fund. Security Capital is an indirect, wholly owned subsidiary of SCGI, a publicly-traded company that is one of the country's leading real estate investors and operators, with interests in companies having a total market capitalization of approximately $18.98 billion as of October 31, 2001.

   Security Capital, which is registered as an investment adviser with the Securities and Exchange Commission, commenced operations in January 1995 and had approximately $2.38 billion in assets under management as of October 31, 2001.

   A team of full-time Security Capital professionals, working together as the Fund's Portfolio Management Committee, is primarily responsible for overseeing the day-to-day operations of the Fund. See "The Fund's Investments--Investment Process."

Investment Management Agreement

   Pursuant to an investment management agreement between NIAC and the Fund, the Fund has agreed to pay for the services and facilities provided by NIAC an annual management fee, payable on a monthly basis, according to the following schedule:

                Average Daily Managed Assets/(1)/ Management Fee
                --------------------------------- --------------
                   Up to $500 million............     .9000%
                   $500 million to $1 billion....     .8750%
                   $1 billion to $1.5 billion....     .8500%
                   $1.5 billion to $2 billion....     .8200%
                   $2 billion and over...........     .8000%

--------
(1)Net assets including assets attributable to Fund Preferred Shares and the principal amount of Borrowings.

   Security Capital will receive from NIAC a percent of the management fee (net of the reimbursements described below) according to the following schedule:

                                               Percentage of
                                               Management Fee
                                               --------------
                  Up to $125 million..........     50.0%
                  $125 million to $150 million     47.5%
                  $150 million to $175 million     45.0%
                  $175 million to $200 million     42.5%
                  $200 million and over.......     40.0%

   In addition to the fee of NIAC, the Fund pays all other costs and expenses of its operations, including compensation of its trustees (other than those affiliated with NIAC), custodian, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of issuing any Fund Preferred Shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.

   For the first ten years of the Fund's operation, NIAC has contractually agreed to reimburse the Fund for fees and expenses in the amounts, and for the time periods, set forth below:

                                        Percentage
                                        Reimbursed
                                     (as a percentage
                        Year Ending  of Average Daily
                        November 30 Managed Assets)/(1)/
                        ----------- -------------------
                         2001/(2)/.        0.30%
                         2002......        0.30%
                         2003......        0.30%
                         2004......        0.30%
                         2005......        0.30%
                         2006......        0.30%
                         2007......        0.25%
                         2008......        0.20%
                         2009......        0.15%
                         2010......        0.10%
                         2011......        0.05%

--------
(1)Net assets including assets attributable to Fund Preferred Shares and the principal amount of Borrowings.
(2)From the commencement of operations.

   NIAC has not agreed to reimburse the Fund for any portion of its fees and expenses beyond November 30, 2011.

                                NET ASSET VALUE

   The Fund will determine the net asset value of its shares daily, as of the close of regular session trading on the New York Stock Exchange (normally 4:00 p.m. eastern time). Net asset value is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding. Any swap transaction that the Fund enters into may, depending on the applicable interest rate environment, have a positive or negative value for purposes of calculating net asset value. Any cap transaction that the Fund enters into may, depending on the applicable interest rate environment, have no value or a positive value. In addition, accrued payments to the Fund under such transactions will be assets of the Fund and accrued payments by the Fund will be liabilities of the Fund.

   For purposes of determining the net asset value of the Fund, readily marketable portfolio securities listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected on the consolidated tape at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued by such method as the Board of Trustees shall determine in good faith to reflect its fair market value. Readily marketable securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. ("NASDAQ") National List are valued in a like manner. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

   Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the investment adviser to be over-the-counter, but excluding securities admitted to trading on the NASDAQ National List, are valued at the mean of the current bid and asked prices as reported by NASDAQ or, in the case of securities not quoted by NASDAQ, the National Quotation Bureau or such other comparable source as the Trustees deem appropriate to reflect their fair market value. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Board of Trustees to reflect the fair market value of such securities. The prices provided by a pricing service take into account institutional size trading in similar groups of securities and any developments related to specific securities. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Trustees believes reflect most closely the value of such securities.

                                 DISTRIBUTIONS

Level Rate Dividend Policy

   Subject to the determination of the Board of Trustees to implement a Managed Dividend Policy, as discussed below, commencing with the Fund's first dividend, the Fund intends to make regular monthly cash distributions to Common Shareholders at a level rate based on the projected performance of the Fund, which rate may be adjusted from time to time. Distributions can only be made from net investment income after paying accrued dividends on Fund Preferred Shares, if any, and interest and required principal payments on Borrowings, if any. The Fund's ability to maintain a Level Rate Dividend Policy will depend on a number of factors, including the stability of income received from its investments and dividends payable on Fund Preferred Shares, if any, and interest and required principal payments on Borrowings, if any. Over time, all the net investment income of the Fund will be distributed. At least annually, the Fund intends to distribute all of its net capital gain and ordinary taxable income after paying any accrued dividends on, or redeeming or liquidating, any Fund Preferred Shares, if any, or making interest and required principal payments on Borrowings, if any. Initial distributions to Common Shareholders are expected to be declared approximately 45 days, and paid approximately 60 to 90 days, from the commencement of this offering, depending upon market conditions. The net income of the Fund consists of all interest income accrued on portfolio assets less all expenses of the Fund. Expenses of the Fund are accrued each day. In addition, the Fund currently expects that a portion of its distributions will consist of amounts in excess of investment company taxable income and net capital gain derived from the non-taxable components of the cash flow from the real estate underlying the Fund's portfolio investments. These amounts would be considered a return of capital and thus would reduce the basis in a shareholder's Common Shares; any amounts in excess of such basis would be treated as a gain from the sale of such shares.

   To permit the Fund to maintain a more stable monthly distribution, the Fund will initially distribute less than the entire amount of net investment income earned in a particular period. The undistributed net investment income would be available to supplement future distributions. As a result, the distributions paid by the Fund for any particular monthly period may be more or less than the amount of net investment income actually earned by the Fund during the period. Undistributed net investment income will be added to the Fund's net asset value and, correspondingly, distributions from undistributed net investment income will be deducted from the Fund's net asset value.

Managed Dividend Policy

   Following the commencement of this offering, the Fund intends to file an exemptive application with the Securities and Exchange Commission seeking an order under the 1940 Act facilitating the implementation of a Managed Dividend Policy. If, and when, the Fund receives the requested relief, the Fund may, subject to the determination of its Board of Trustees, implement a Managed Dividend Policy.

   Under a Managed Dividend Policy, the Fund would intend to distribute a monthly fixed percentage of net asset value to Common Shareholders. As with the Level Dividend Rate Policy, distributions would be made only after paying dividends on Fund Preferred Shares, if any, and interest and required principal payments on Borrowings, if any. Under a Managed Dividend Policy, if, for any monthly distribution, net investment income and net realized capital gain were less than the amount of the distribution, the difference would be distributed from the Fund's assets. The Fund's final distribution for each calendar year would include any remaining net investment income and net realized capital gain undistributed during the year. If, for any calendar year, the total distributions exceeded net investment income and net realized capital gain (the "Excess"), the Excess, distributed from the Fund's assets, would generally be treated as a tax-free return of capital up to the amount of the Common Shareholder's tax basis in Common Shares, with any amounts exceeding such basis treated as gain from the sale of Common Shares. The Excess, however, would be treated as ordinary dividend income to the extent of the Fund's current and accumulated earnings and profits. Pursuant to the requirements of the 1940 Act and other applicable laws, a notice would accompany each monthly distribution with respect to the estimated source of the distribution made.

   In the event the Fund distributed the Excess, such distribution would decrease the Fund's total assets and, therefore, have the likely effect of increasing the Fund's expense ratio. There is a risk that the Fund would not eventually realize capital gains in an amount corresponding to a distribution of the Excess. In addition, in order to make such distributions, the Fund may have to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such action.

   There is no guarantee that the Fund will receive an exemptive order facilitating the implementation of a Managed Dividend Policy or, if received, that the Board of Trustees will determine to implement a Managed Dividend Policy. The Board of Trustees reserves the right to change the dividend policy from time to time.

                          DIVIDEND REINVESTMENT PLAN

   You may elect to have all dividends, including any capital gain dividends, on your Common Shares automatically reinvested by JPMorgan Chase Bank, as agent for the Common Shareholders (the "Plan Agent"), in additional Common Shares under the Dividend Reinvestment Plan (the "Plan"). You may elect to participate in the Plan by completing the Dividend Reinvestment Plan Application Form. If you do not participate, you will receive all distributions in cash paid by check mailed directly to you by JPMorgan Chase Bank as dividend paying agent.

   If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

      (1) If on the payment date of the dividend, the Common Shares are trading at or above net asset value, the Fund will issue new shares at a price equal to the greater of (i) net asset value per Common Share on that date or (ii) 95% of the market price on that date.

      (2) If Common Shares are trading below net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the American Stock Exchange or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the dividend payment date. Interest will not be paid on any uninvested cash payments.

   You may withdraw from the Plan at any time by giving written notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions and a $2.50 service fee.

   The Plan Agent maintains all shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Shares you have received under the Plan.

   There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

   Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions.

   The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from JPMorgan Chase Bank, P.O. Box 660086, Dallas, Texas 75266-0086, (800) 257-8787.

                             DESCRIPTION OF SHARES

Common Shares

   The Declaration authorizes the issuance of an unlimited number of Common Shares, par value $0.01 per share. All Common Shares have equal rights to the payment of dividends and the distribution of assets upon liquidation. Common Shares will, when issued, be fully paid and, subject to matters discussed in "Certain Provisions in the Declaration of Trust," non-assessable, and will have no pre-emptive or conversion rights or rights to cumulative voting. Whenever Fund Preferred Shares are outstanding, Common Shareholders will not be entitled to receive any distributions from the Fund unless all accrued dividends on Fund Preferred Shares have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to Fund Preferred Shares would be at least 200% after giving effect to the distributions. See "--Fund Preferred Shares" below.

   The Common Shares have been approved for listing on the American Stock Exchange, subject to notice of issuance. The Fund intends to hold annual meetings of shareholders so long as the Common Shares are listed on a national securities exchange and such meetings are required as a condition to such listing.

   The Fund's net asset value per share generally increases when interest rates decline, and decreases when interest rates rise, and these changes are likely to be greater because the Fund intends to have a leveraged capital structure. Net asset value will be reduced immediately following the offering by the amount of the sales load and organization and offering expenses paid by the Fund. Nuveen has agreed to pay (i) all organizational expenses and (ii) offering costs (other than sales load) that exceed $0.03 per Common Share. See "Use of Proceeds."

   Unlike open-end funds, closed-end funds like the Fund do not continuously offer shares and do not provide daily redemptions. Rather, if a shareholder determines to buy additional Common Shares or sell shares already held, the shareholder may conveniently do so by trading on the exchange through a broker or otherwise. Shares of closed-end investment companies may frequently trade on an exchange at prices lower than net asset value. Shares of closed-end investment companies like the Fund that invest predominately in real estate securities have during some periods traded at prices higher than net asset value and during other periods have traded at prices lower than net asset value.

   Because the market value of the Common Shares may be influenced by such factors as dividend levels (which are in turn affected by expenses), call protection, dividend stability, portfolio credit quality, net asset value, relative demand for and supply of such shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot assure you that Common Shares will trade at a price equal to or higher than net asset value in the future. The Common Shares are designed primarily for long-term investors, and investors in the Common Shares should not view the Fund as a vehicle for trading purposes. See "--Fund Preferred Shares" and the Statement of Additional Information under "Repurchase of Fund Shares; Conversion to Open-End Fund."

Fund Preferred Shares

   The Declaration authorizes the issuance of an unlimited number of Fund Preferred Shares, par value $0.01 per share, in one or more classes or series, with rights as determined by the Board of Trustees, by action of the Board of Trustees without the approval of the Common Shareholders.

   The Fund's Board of Trustees has authorized an offering of Fund Preferred Shares (representing approximately 30% of the Fund's capital immediately after the time the Fund Preferred Shares are issued) approximately one to three months after completion of the offering of Common Shares. Any such decision is subject to market conditions, a credit rating of AAA/Aaa from an NRSRO, and to the Board's continuing belief that leveraging the Fund's capital structure through the issuance of Fund Preferred Shares is likely to achieve the benefits to the Common Shareholders described in this Prospectus. Although the terms of the Fund Preferred Shares will be determined by the Board of Trustees (subject to applicable law and the Fund's Declaration) if and when it authorizes a Fund Preferred Shares offering, the Board has determined that the Fund Preferred Shares, at least initially, would likely pay cumulative dividends at rates determined over relatively shorter-term periods (such as 7 days), by providing for the periodic redetermination of the dividend rate through an auction or remarketing procedure. The Board of Trustees has indicated that the preference on distribution, liquidation preference, voting rights and redemption provisions of the Fund Preferred Shares will likely be as stated below.

   Limited Issuance of Fund Preferred Shares. Under the 1940 Act, the Fund could issue Fund Preferred Shares with an aggregate liquidation value of up to one-half of the value of the Fund's total net assets, measured immediately after issuance of the Fund Preferred Shares. "Liquidation value" means the original purchase price of the shares being liquidated plus any accrued and unpaid dividends. In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless the liquidation value of the Fund Preferred Shares is less than one-half of the value of the Fund's total net assets (determined after deducting the amount of such dividend or distribution) immediately after the distribution. If the Fund sells all the Common Shares and Fund Preferred Shares discussed in this Prospectus, the liquidation value of the Fund Preferred Shares is expected to be approximately 30% of the value of the Fund's total net assets. The Fund intends to purchase or redeem Fund Preferred Shares, if necessary, to keep that fraction below one-half.

   Distribution Preference. The Fund Preferred Shares have complete priority over the Common Shares as to distribution of assets.

   Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Fund, holders of Fund Preferred Shares will be entitled to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus accumulated and unpaid dividends thereon, whether or not earned or declared) before any distribution of assets is made to holders of Common Shares.

   Voting Rights. Fund Preferred Shares are required to be voting shares and to have equal voting rights with Common Shares. Except as otherwise indicated in this Prospectus or the Statement of Additional Information and except as otherwise required by applicable law, holders of Fund Preferred Shares will vote together with Common Shareholders as a single class.

   Holders of Fund Preferred Shares, voting as a separate class, will be entitled to elect two of the Fund's trustees. The remaining trustees will be elected by Common Shareholders and holders of Fund Preferred Shares, voting together as a single class. In the unlikely event that two full years of accrued dividends are unpaid on the Fund Preferred Shares, the holders of all outstanding Fund Preferred Shares, voting as a separate class, will be entitled to elect a majority of the Fund's trustees until all dividends in arrears have been paid or declared and set apart for payment. In order for the Fund to take certain actions or enter into certain transactions, a separate class vote of holders of Fund Preferred Shares will be required, in addition to the single class vote of the holders of Fund Preferred Shares and Common Shares. See the Statement of Additional Information under "Description of Shares--Fund Preferred Shares--Voting Rights."

   Redemption, Purchase and Sale of Fund Preferred Shares. The terms of the Fund Preferred Shares may provide that they are redeemable at certain times, in whole or in part, at the original purchase price per share plus accumulated dividends. The terms may also state that the Fund may tender for or purchase Fund Preferred Shares and resell any shares so tendered. Any redemption or purchase of Fund Preferred Shares by the Fund will reduce the leverage applicable to Common Shares, while any resale of shares by the Fund will increase such leverage. See "Use of Leverage."

Borrowings

   The Declaration authorizes the Fund, without prior approval of the Common Shareholders, to borrow money. In this connection, the Fund may issue notes or other evidence of indebtedness (including bank borrowings or commercial paper) and may secure any such borrowings by mortgaging, pledging or otherwise subjecting as security the Fund's assets. In connection with such borrowing, the Fund may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of borrowing over the stated interest rate.

   Limitations. Under the requirements of the 1940 Act, the Fund, immediately after any Borrowings, must have an asset coverage of at least 300%. With respect to any Borrowings, asset coverage means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of such Borrowings represented by senior securities issued by the Fund. Certain types of Borrowings may result in the Fund being subject to covenants in credit agreements relating to asset coverages or portfolio composition or otherwise. In addition, the Fund may be subject to certain restrictions imposed by guidelines of one or more rating agencies which may issue ratings for commercial paper or notes issued by the Fund. Such restrictions may be more stringent than those imposed by the 1940 Act.

   Distribution Preference. The rights of lenders to the Fund to receive interest on and repayment of principal of any such Borrowings will be senior to those of the Common Shareholders, and the terms of any such Borrowings may contain provisions which limit certain activities of the Fund, including the payment of dividends to Common Shareholders in certain circumstances.

   Voting Rights. The 1940 Act does (in certain circumstances) grant to the lenders to the Fund certain voting rights in the event of default in the payment of interest on or repayment of principal. In the event that such provisions would impair the Fund's status as a regulated investment company under the Code, the Fund, subject to its ability to liquidate its relatively illiquid portfolio, intends to repay the Borrowings. Any borrowing will likely be ranked senior or equal to all other existing and future borrowings of the Fund.

   The discussion above describes the Board of Trustees' present intention with respect to a possible offering of Fund Preferred Shares or Borrowings. If the Board of Trustees determines to authorize any of the foregoing, the terms may be the same as, or different from, the terms described above, subject to applicable law and the Fund's Declaration.

                CERTAIN PROVISIONS IN THE DECLARATION OF TRUST

   Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the trustees. The Declaration further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Fund believes that the likelihood of such circumstances is remote.

   The Declaration includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. Specifically, the Declaration requires a vote by holders of at least two-thirds of the Common Shares and Fund Preferred Shares outstanding at the time, voting together as a single class, except as described below, to authorize (1) a conversion of the Fund from a closed-end to an open-end investment company, (2) a merger or consolidation of the Fund, or a series or class of the Fund, with any corporation, association, trust or other organization or a reorganization or recapitalization of the Fund, or a series or class of the Fund, (3) a sale, lease or transfer of all or substantially all of the Fund's assets (other than in the regular course of the Fund's investment activities), (4) in certain circumstances, a termination of the Fund, or a series or class of the Fund, or (5) a removal of trustees by shareholders, and then only for cause, unless, with respect to (1) through (4), such transaction has already been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or the By-laws, in which case the affirmative vote of the holders of at least a majority of the Fund's Common Shares and Fund Preferred Shares outstanding at the time, voting together as a single class, is required, provided, however, that where only a particular class or series is affected (or, in the case of removing a trustee, when the trustee has been elected by only one class), only the required vote by the applicable class or series will be required. Approval of shareholders is not required, however, for any transaction, whether deemed a merger, consolidation, reorganization or otherwise whereby the Fund issues shares in connection with the acquisition of assets (including those subject to liabilities) from any other investment company or similar entity. None of the foregoing provisions may be amended except by the vote of at least two-thirds of the Common Shares and Fund Preferred Shares outstanding at the time, voting together as a single class. In the case of the conversion of the Fund to an open-end investment company, or in the case of any of the foregoing transactions constituting a plan of reorganization which adversely affects the holders of Fund Preferred Shares, the action in question will also require the affirmative vote of the holders of at least two-thirds of the Fund's Fund Preferred Shares outstanding at the time, voting as a separate class, or, if such action has been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or the By-laws, the affirmative vote of the holders of at least a majority of the Fund Preferred Shares outstanding at the time, voting as a separate class. The votes required to approve the conversion of the Fund from a closed-end to an open-end investment company or to approve transactions constituting a plan of reorganization which adversely affects the holders of Fund Preferred Shares are higher than those required by the 1940 Act. The Board of Trustees believes that the provisions of the Declaration relating to such higher votes are in the best interest of the Fund and its shareholders. See the Statement of Additional Information under "Certain Provisions in the Declaration of Trust."

   The provisions of the Declaration described above could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. They provide, however, the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund's investment objectives and policies. The Board of Trustees of the Fund has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund and its Common Shareholders.

   Reference should be made to the Declaration on file with the Securities and Exchange Commission for the full text of these provisions.

            REPURCHASE OF FUND SHARES; CONVERSION TO OPEN-END FUND

   The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Common Shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, dividend stability, portfolio credit quality, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of closed-end investment companies may frequently trade at prices lower than net asset value, the Fund's Board of Trustees has currently determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of Common Shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at net asset value, or the conversion of the Fund to an open-end investment company. The Fund cannot assure you that its Board of Trustees will decide to take any of these actions, or that share repurchases or tender offers will actually reduce market discount.

   If the Fund converted to an open-end company, it would be required to redeem all Fund Preferred Shares then outstanding (requiring in turn that it liquidate a portion of its investment portfolio), and the Common Shares would no longer be listed on the American Stock Exchange. In contrast to a closed-end investment company, shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less any redemption charge that is in effect at the time of redemption. See the Statement of Additional Information under "Certain Provisions in the Declaration of Trust" for a discussion of the voting requirements applicable to the conversion of the Fund to an open-end company.

   Before deciding whether to take any action if the Common Shares trade below net asset value, the Board would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action that might be taken on the Fund or its shareholders, and market considerations. Based on these considerations, even if the Fund's shares should trade at a discount, the Board of Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken. See the Statement of Additional Information under "Repurchase of Fund Shares; Conversion to Open-End Fund" for a further discussion of possible action to reduce or eliminate such discount to net asset value.

                                  TAX MATTERS

Federal Income Tax Matters

   The following brief tax discussion assumes you are a U.S. shareholder and that you hold your shares as a capital asset. In the Statement of Additional Information we have provided more detailed information regarding the tax consequences of investing in the Fund. Dividends paid to you out of the Fund's "investment company taxable income" (which includes dividends the Fund receives on REIT shares, interest income, and net short-term capital gain) will be taxable to you as ordinary income to the extent of the Fund's earnings and profits. Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, are taxable to you as long-term capital gains, regardless of how long you have held your Fund shares. A distribution of an amount in excess of the Fund's earnings and profits is treated as a non-taxable return of capital that reduces your tax basis in your Common Shares; any such distributions in excess of your basis are treated as gain from a sale of your shares. The tax treatment of your dividends and distributions will be the same regardless of whether they were paid to you in cash or reinvested in additional Common Shares.

   A distribution will be treated as paid to you on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid during January of the following year.

   Each year, we will notify you of the tax status of dividends and other distributions.

   If you sell your Common Shares, or have shares repurchased by the Fund, you may realize a capital gain or loss which will be long-term or short-term, depending on your holding period for the shares.

   We may be required to withhold U.S. federal income tax from all taxable distributions payable if you

  .  fail to provide us with your correct taxpayer identification number;

  .  fail to make required certifications; or

  .  have been notified by the IRS that you are subject to backup withholding.

The withholding percentage is currently 30.5% and will decrease to 30% in 2002 and 2003, 29% in 2004 and 2005, and 28% thereafter until 2011, when the percentage will revert to 31% unless amended by Congress. This withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability.

   Federal tax law imposes an alternative minimum tax with respect to individuals and corporations. Items that are treated differently under the alternative minimum tax from the way they are treated under the regular tax may be subject to allocation between regulated investment companies or real estate investment trusts and their shareholders. Under current law, it is not expected that you will be subject to alternative minimum tax as a result of your investment in the Fund.

   The Fund intends to qualify as a regulated investment company under federal income tax law. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income, the Fund will not be required to pay federal income taxes on any income it distributes to shareholders. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98% of its capital gain net income and such amounts from previous years that were not distributed, then the Fund will be subject to a 4% excise tax on the undistributed amounts. Fund distributions also may be subject to state and local taxes. You should consult with your own tax adviser regarding the particular consequences of investing in the Fund.

                                 OTHER MATTERS

   A lawsuit brought in June 1996 (Green et al. v. Nuveen Advisory Corp., et al.) by certain individual common shareholders of six leveraged closed-end funds sponsored by Nuveen is currently pending in federal district court. The plaintiffs alleged that the leveraged closed-end funds engaged in certain practices that violated various provisions of the 1940 Act and common law. The plaintiffs also alleged, among other things, breaches of fiduciary duty by the funds' directors and Nuveen Advisory Corp. ("Nuveen Advisory"), an affiliate of NIAC, and various misrepresentations and omissions in prospectuses and shareholder reports relating to the use of leverage through the issuance and periodic auctioning of preferred stock and the basis of the calculation and payment of management fees to Nuveen Advisory and Nuveen. Plaintiffs also filed a motion to certify defendant and plaintiff classes. The defendants filed motions to dismiss the entire lawsuit asserting that the claims are without merit and to oppose certification of any classes.

   On March 30, 1999, the court entered a memorandum opinion and order (1) granting the defendants' motion to dismiss all of plaintiffs' counts against the defendants other than Nuveen Advisory, (2) granting Nuveen Advisory's motion to dismiss all of plaintiffs' counts against it other than breach of fiduciary duty under Section 36(b) of the 1940 Act, and (3) denying the Plaintiffs' motion to certify a plaintiff class and a defendant class. No appeal was made by plaintiffs of this decision, and the remaining Section 36(b) count against Nuveen Advisory has proceeded through the discovery phase.

   As to alleged damages, plaintiffs have claimed as damages the portion of all advisory compensation received by Nuveen Advisory from the funds during the period from June 21, 1995 to the present that is equal to the proportion of each of such fund's preferred stock to its total assets. The preferred stock constitutes approximately one third of the funds' assets so the amount claimed would equal approximately one third of management fees received by Nuveen Advisory for managing the funds during this period, or more than $60 million. Nuveen Advisory believes that it has no liability and that plaintiffs have suffered no damages and has filed a motion for summary judgment as to both liability and damages. Plaintiffs have filed a partial motion for summary judgment as to liability only. In a memorandum opinion and order dated September 6, 2001, the court granted Nuveen Advisory's motion for summary judgment and denied plaintiffs' motion for partial summary judgment, thereby terminating the litigation before the court. Plaintiffs appealed this decision on October 8, 2001.

   While the Fund cannot assure you that the litigation will be decided in Nuveen Advisory's favor on appeal, NIAC believes a decision, if any, against Nuveen Advisory would have no material adverse effect on the Fund, its Common Shares, or the ability of NIAC to perform its duties under the investment management agreement.

                                 UNDERWRITING

   Subject to the terms and conditions stated in the underwriting agreement dated the date hereof, each Underwriter named below has severally agreed to purchase, and the Fund has agreed to sell to such Underwriter, the number of Common Shares set forth opposite the name of such Underwriter.

                                                             Number of
         Underwriters                                         Shares
         ------------                                        ----------
         Salomon Smith Barney Inc...........................  2,085,000
         Nuveen Investments.................................  2,085,000
         A.G. Edwards & Sons, Inc...........................  2,085,000
         Prudential Securities Incorporated.................  2,085,000
         Dain Rauscher Incorporated.........................  2,085,000
         First Union Securities, Inc........................  2,085,000
         Gruntal & Co., L.L.C...............................  2,085,000
         Legg Mason Wood Walker, Incorporated...............  2,085,000
         McDonald Investments Inc., a KeyCorp Company.......  2,085,000
         CIBC World Markets Corp............................    315,000
         Deutsche Banc Alex. Brown Inc......................    315,000
         Merrill Lynch, Pierce, Fenner & Smith
                  Incorporated..............................    315,000
         U.S. Bancorp Piper Jaffray Inc.....................    315,000
         Advest, Inc........................................    275,000
         H&R Block Financial Advisors, Inc..................    275,000
         Crowell, Weedon & Co...............................    275,000
         D.A. Davidson & Co.................................    275,000
         Fahnestock & Co. Inc...............................    275,000
         Ferris, Baker Watts, Inc...........................    275,000
         J.J.B. Hilliard, W.L. Lyons, Inc...................    275,000
         Janney Montgomery Scott LLC........................    275,000
         Mesirow Financial, Inc.............................    275,000
         Morgan Keegan & Company, Inc.......................    275,000
         Parker/Hunter Incorporated.........................    275,000
         Quick & Reilly, Inc................................    275,000
         Stifel, Nicolaus & Company, Incorporated...........    275,000
         SunTrust Capital Markets, Inc......................    275,000
         TD Waterhouse Investor Services, Inc...............    275,000
         Wedbush Morgan Securities Inc......................    275,000
         Wells Fargo Van Kasper LLC.........................    275,000
                                                             ----------
                Total....................................... 24,700,000
                                                             ==========

   The underwriting agreement provides that the obligations of the several Underwriters to purchase the Common Shares included in this offering are subject to approval of certain legal matters by counsel and to certain other conditions. The Underwriters are obligated to purchase all the Common Shares (other than those covered by the over-allotment option described below) if they purchase any of the Common Shares. The representatives have advised the Fund that the Underwriters do not intend to confirm any sales to any accounts over which they exercise discretionary authority.

   The Underwriters, for whom Salomon Smith Barney Inc., Nuveen Investments, A.G. Edwards & Sons, Inc., Prudential Securities Incorporated, Dain Rauscher Incorporated, First Union Securities, Inc., Gruntal & Co., L.L.C., Legg Mason Wood Walker, Incorporated and McDonald Investments Inc., a KeyCorp Company, are acting as representatives, propose to offer some of the Common Shares directly to the public at the public offering price set forth on the cover page of this Prospectus and some of the Common Shares to certain dealers at the public offering price less a concession not in excess of $0.45 per Common Share. The sales load the Fund will pay of $0.675 per share is equal to 4.5% of the initial offering price. The Underwriters may allow, and such dealers may reallow, a concession not in excess of $0.10 per Common Share on sales to certain other dealers. Certain dealers acting in the capacity of sub-underwriters may receive additional compensation for acting in such a capacity. If all of the Common Shares are not sold at the initial offering price, the representatives may change the public offering price and other selling terms. Investors must pay for any Common Shares purchased on or before November 20, 2001. In connection with this offering, Nuveen may perform clearing services without charge for brokers and dealers for whom it regularly provides clearing services that are participating in the offering as members of the selling group.

   The Fund has granted to the Underwriters an option, exercisable for 45 days from the date of this Prospectus, to purchase up to 3,705,000 additional Common Shares at the public offering price less the sales load. The Underwriters may exercise such option solely for the purpose of covering over-allotments, if any, in connection with this offering. To the extent such option is exercised, each Underwriter will be obligated, subject to certain conditions, to purchase a number of additional Common Shares approximately proportionate to such Underwriter's initial purchase commitment.

   The Fund, NIAC and Security Capital have agreed that, for a period of 180 days from the date of this Prospectus, they will not, without the prior written consent of Salomon Smith Barney Inc., on behalf of the Underwriters, dispose of or hedge any Common Shares or any securities convertible into or exchangeable for Common Shares. Salomon Smith Barney Inc. in its sole discretion may release any of the securities subject to these agreements at any time without notice.

   Prior to the offering, there has been no public market for the Common Shares. Consequently, the initial public offering price for the Common Shares was determined by negotiation among the Fund, NIAC and the representatives. There can be no assurance, however, that the price at which the Common Shares will sell in the public market after this offering will not be lower than the price at which they are sold by the Underwriters or that an active trading market in the Common Shares will develop and continue after this offering. The Common Shares have been approved for listing on the American Stock Exchange, subject to official notice of issuance.

   The Fund, NIAC and Security Capital have each agreed to indemnify the several Underwriters or contribute to losses arising out of certain liabilities, including liabilities under the Securities Act of 1933, as amended.

   Nuveen has agreed to pay (i) all organizational expenses and (ii) offering costs (other than sales load) that exceed $0.03 per share.

   In addition, the Fund has agreed to reimburse the Underwriters for certain expenses incurred by the Underwriters in the offering.

   In connection with the requirements for listing the Fund's Common Shares on the American Stock Exchange, the Underwriters have undertaken to sell lots of 100 or more Common Shares to a minimum of 400 beneficial owners in the United States. The minimum investment requirement is 100 Common Shares.

   Certain Underwriters may make a market in the Common Shares after trading in the Common Shares has commenced on the American Stock Exchange. No Underwriter is, however, obligated to conduct market-making activities and any such activities may be discontinued at any time without notice, at the sole discretion of the Underwriter. No assurance can be given as to the liquidity of, or the trading market for, the Common Shares as a result of any market-making activities undertaken by any Underwriter. This Prospectus is to be used by any Underwriter in connection with the offering and, during the period in which a prospectus must be delivered, with offers and sales of the Common Shares in market-making transactions in the over-the-counter market at negotiated prices related to prevailing market prices at the time of the sale.

   The Underwriters have advised the Fund that, pursuant to Regulation M under the Securities Exchange Act of 1934, as amended, certain persons participating in the offering may engage in transactions, including stabilizing bids, covering transactions or the imposition of penalty bids, which may have the effect of stabilizing or maintaining the market price of the Common Shares on the American Stock Exchange at a level above that which might otherwise prevail in the open market. A "stabilizing bid" is a bid for or the purchase of the Common Shares on behalf of an Underwriter for the purpose of fixing or maintaining the price of the Common Shares. A "covering transaction" is a bid for or purchase of the Common Shares on behalf of an Underwriter to reduce a short position incurred by the Underwriters in connection with the offering. A "penalty bid" is a contractual arrangement whereby if, during a specified period after the issuance of the Common Shares, the Underwriters purchase Common Shares in the open market for the account of the underwriting syndicate and the Common Shares purchased can be traced to a particular Underwriter or member of the selling group, the underwriting syndicate may require the Underwriter or selling group member in question to purchase the Common Shares in question at the cost price to the syndicate or may recover from (or decline to pay to) the Underwriter or selling group member in question any or all compensation (including, with respect to a representative, the applicable syndicate management fee) applicable to the Common Shares in question. As a result, an Underwriter or selling group member and, in turn, brokers may lose the fees that they otherwise would have earned from a sale of the Common Shares if their customer resells the Common Shares while the penalty bid is in effect. The Underwriters are not required to engage in any of these activities, and any such activities, if commenced, may be discontinued at any time.

   The underwriting agreement provides that it may be terminated in the absolute discretion of the representatives without liability on the part of any Underwriter to the Fund, NIAC or Security Capital if, prior to delivery of and payment for the Common Shares, (i) trading in the Common Shares or securities generally on the New York Stock Exchange, American Stock Exchange, Nasdaq National Market or the Nasdaq Stock Market shall have been suspended or materially limited, (ii) additional material governmental restrictions not in force on the date of the underwriting agreement have been imposed upon trading in securities generally or a general moratorium on commercial banking activities in New York shall have been declared by either federal or state authorities or (iii) any outbreak or material escalation of hostilities or other international or domestic calamity, crisis or change in political, financial or economic conditions, occurs, the effect of which is such as to make it, in the judgment of the representatives, impracticable or inadvisable to commence or continue the offering of the Common Shares at the offering price to the public set forth on the cover page of this Prospectus or to enforce contracts for the resale of the Common Shares by the Underwriters.

   The Fund anticipates that from time to time the representatives of the Underwriters and certain other Underwriters may act as brokers or dealers in connection with the execution of the Fund's portfolio transactions after they have ceased to be Underwriters and, subject to certain restrictions, may act as brokers while they are Underwriters.

   Prior to the public offering of Common Shares, NIAC will purchase Common Shares from the Fund in an amount satisfying the net worth requirements of
Section 14(a) of the 1940 Act.

   Nuveen, 333 West Wacker Drive, Chicago, Illinois, 60606, one of the representatives of the Underwriters, is the parent company of NIAC.

   The principal business address of Salomon Smith Barney Inc. is 388 Greenwich Street, New York, New York 10013.

   First Union Securities, Inc., a subsidiary of Wachovia Corporation, conducts its investment banking, institutional, and capital markets businesses under the trade name of Wachovia Securities. Any references to "Wachovia Securities" in this Prospectus, however, do not include Wachovia Securities, Inc., a separate broker-dealer subsidiary of Wachovia Corporation and sister affiliate of First Union Securities, Inc., which may or may not be participating as a separate selling dealer in the distribution of the securities.

                         CUSTODIAN AND TRANSFER AGENT

   The custodian of the assets of the Fund is JPMorgan Chase Bank, P.O. Box 660086, Dallas, Texas 75266-0086. The Custodian performs custodial, fund accounting and portfolio accounting services. The Fund's transfer, shareholder services and dividend paying agent is also JPMorgan Chase Bank.

                                LEGAL OPINIONS

   Certain legal matters in connection with the Common Shares will be passed upon for the Fund by Bell, Boyd & Lloyd LLC, Chicago, Illinois, and for the Underwriters by Simpson Thacher & Bartlett, New York, New York. Bell, Boyd & Lloyd LLC and Simpson Thacher & Bartlett may rely as to certain matters of Massachusetts law on the opinion of Bingham Dana LLP, Boston, Massachusetts.

         TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

                                                             Page
                                                             ----
Use of Proceeds.............................................   1

Investment Objectives.......................................   1

Investment Policies and Techniques..........................   3

Interest Rate Transactions..................................   6

Management of the Fund......................................   8

Investment Advisers.........................................  13

Portfolio Transactions and Brokerage........................  15

Distributions...............................................  17

Description of Shares.......................................  18

Certain Provisions in the Declaration of Trust..............  21

Repurchase of Fund Shares; Conversion to Open-End Fund......  23

Tax Matters.................................................  25

Performance Related and Comparative Information.............  30

Experts.....................................................  31

Custodian...................................................  32

Additional Information......................................  32

Report of Independent Auditors..............................  33

Financial Statements........................................  34

Ratings of Investments (Appendix A)......................... A-1

Performance Related and Comparative Information (Appendix B) B-1

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                               24,700,000 Shares

                        Nuveen Real Estate Income Fund

                                 Common Shares

                                   --------

                                  PROSPECTUS

                               November 15, 2001

                                   --------

                             Salomon Smith Barney

                              Nuveen Investments

                           A.G. Edwards & Sons, Inc.

                             Prudential Securities

                             Dain Rauscher Wessels
                   a division of Dain Rauscher Incorporated

                             Gruntal & Co., L.L.C.

                            Legg Mason Wood Walker
                                 Incorporated

                           McDonald Investments Inc.

                              Wachovia Securities

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                                                FRH-REIT-11-01.

                         Nuveen Real Estate Income Fund

                       STATEMENT OF ADDITIONAL INFORMATION

         Nuveen Real Estate Income Fund (the "Fund") is a newly-organized, non-diversified closed-end management investment company.


         This Statement of Additional Information relating to common shares of the Fund ("Common Shares") does not constitute a prospectus, but should be read in conjunction with the Fund's Prospectus relating thereto dated November 15, 2001 (the "Prospectus"). This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing Common Shares, and investors should obtain and read the Fund's Prospectus prior to purchasing such shares. A copy of the Fund's Prospectus may be obtained without charge by calling (800) 257-8787 or by writing to the Fund at 333 West Wacker, Chicago, Illinois 60606. You may also obtain a copy of the Fund's Prospectus on the Securities and Exchange Commission's web site (http://www.sec.gov). Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the Prospectus.

                                TABLE OF CONTENTS


                                                                            Page
                                                                            ----


USE OF PROCEEDS ...........................................................    1
INVESTMENT OBJECTIVES .....................................................    1
INVESTMENT POLICIES AND TECHNIQUES ........................................    3
INTEREST RATE TRANSACTIONS ................................................    6
MANAGEMENT OF THE FUND ....................................................    8
INVESTMENT ADVISERS .......................................................   13
PORTFOLIO TRANSACTIONS AND BROKERAGE ......................................   15
DISTRIBUTIONS .............................................................   17
DESCRIPTION OF SHARES .....................................................   18
CERTAIN PROVISIONS IN THE DECLARATION OF TRUST ............................   21
REPURCHASE OF FUND SHARES; CONVERSION TO OPEN-END FUND ....................   23
TAX MATTERS ...............................................................   25
PERFORMANCE RELATED AND COMPARATIVE INFORMATION ...........................   30
EXPERTS ...................................................................   31
CUSTODIAN .................................................................   32
ADDITIONAL INFORMATION ....................................................   32
REPORT OF INDEPENDENT AUDITORS ............................................   33
FINANCIAL STATEMENTS ......................................................   34
APPENDIX A - Ratings of Investments .......................................  A-1
APPENDIX B - Performance Related and Comparative Information ..............  B-1


This Statement of Additional Information is dated November 15, 2001

                                 USE OF PROCEEDS

         The net proceeds of the offering of Common Shares of the Fund will be approximately: $353,086,500 ($406,049,475 if the Underwriters exercise the over-allotment option in full) after payment of organization and offering costs.

         For the Fund, Nuveen has agreed to pay (i) all organizational expenses and (ii) offering costs (other than sales load) that exceed $0.03 per Common Share.

         Pending investment in real estate securities that meet the Fund's investment objectives and policies, the net proceeds of the offering will be invested in U.S. government securities or high quality, short-term money market instruments.

                              INVESTMENT OBJECTIVES

         The Fund's primary investment objective is high current income. The Fund's secondary investment objective is capital appreciation.


Investment Restrictions

         Except as described below, the Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the outstanding Common Shares and, if issued, Fund Preferred Shares (as hereinafter defined) voting together as a single class, and of the holders of a majority of the outstanding Fund Preferred Shares voting as a separate class:

                  (1) Issue senior securities, as defined in the Investment Company Act of 1940, other than (i) preferred shares which immediately after issuance will have asset coverage of at least 200%, (ii) indebtedness which immediately after issuance will have asset coverage of at least 300%, or (iii) the borrowings permitted by investment restriction (2) set forth below.

                  (2) Borrow money, except as permitted by the Investment Company Act of 1940.

                  (3) Act as underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities;

                  (4) Purchase or sell real estate, except that the Fund may invest in securities of companies that deal in real estate or are engaged in the real estate business, including REITs, and securities secured by real estate or interests therein and the Fund may hold and sell real estate or mortgages on real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund's ownership of such securities;

                  (5) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts, derivative instruments or from investing in securities or other instruments backed by physical commodities);

                  (6) Make loans, other than by entering into repurchase agreements and through the purchase of debt securities in accordance with its investment objectives, policies and limitations; and

                  (7) Purchase any securities (other than obligations issued or guaranteed by the United States Government or by its agencies or instrumentalities), if as a result more than 5% of the Fund's total assets would then be invested in securities of a single issuer or if as a result the Fund would hold more than 10% of the outstanding voting securities of any single issuer; provided that, with respect to 50% of the Fund's assets, the Fund may invest up to 25% of its assets in the securities of any one issuer.

     For purposes of the foregoing and "Description of Shares - Fund Preferred Shares - Voting Rights" below, "majority of the outstanding," when used with respect to particular shares of the Fund, means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less.

         Under the Investment Company Act of 1940, the Fund may invest only up to 10% of its total assets in the aggregate in shares of other investment companies and only up to 5% of its total assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. As a stockholder in any investment company, the Fund will bear its ratable share of that investment company's expenses, and would remain subject to payment of the Fund's management, advisory and administrative fees with respect to assets so invested. Holders of Common Shares would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, the securities of other investment companies may also be leveraged and would therefore be subject to the same leverage risks described herein. As described in the Prospectus in the section entitled "Risks", the net asset value and market value of leveraged shares would be more volatile and the yield to shareholders would tend to fluctuate more than the yield generated by unleveraged shares.

         In addition to the foregoing fundamental investment policies, the Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Trustees. The Fund may not:

                  (1) Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold at no added cost, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

                  (2) Purchase securities of open-end or closed-end investment companies except in compliance with the Investment Company Act of 1940 or any exemptive relief obtained thereunder.

                  (3) Purchase securities of companies for the purpose of exercising control.

     The restrictions and other limitations set forth above will apply only at the time of purchase of securities and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities.

     The Fund intends to apply for ratings for its preferred shares (called "Fund Preferred Shares" herein) from a nationally recognized statistical rating organization ("NRSRO") (typically, Moody's, S&P or Fitch). In order to obtain and maintain the required ratings, the Fund may be required to comply with investment quality, diversification and other guidelines established by the NRSRO. Such guidelines will likely be more restrictive than the restrictions set forth above. The Fund may also be subject to certain restrictions and guidelines imposed by lenders if the Fund engages in Borrowings. The Fund does not anticipate that such guidelines would have a material adverse effect on its Common Shareholders or its ability to achieve its investment objectives. The Fund presently anticipates that any Fund Preferred Shares that it intends to issue would be initially given the highest ratings typically by Moody's ("Aaa"), S&P ("AAA") or Fitch ("AAA"), but no assurance can be given that such ratings will be obtained. NRSROs receive fees in connection with their ratings issuances.

                       INVESTMENT POLICIES AND TECHNIQUES

     The following information supplements the discussion of the Fund's investment objectives, policies, and techniques that are described in the Fund's Prospectus.

     It is the Fund's fundamental policy to concentrate its investments in the U.S. real estate market and not in any other industry. Under normal market conditions, the Fund will invest at least 90% of its total assets in income producing common stocks, preferred stocks, convertible preferred stocks and debt securities issued by real estate companies, such as real estate investment trusts ("REITs"). At least 80% of the Fund's total assets will be invested in income producing equity securities issued by REITs, and substantially all of the equity securities of real estate companies in which the Fund intends to invest are traded on a national securities exchange or in the over-the-counter markets. The Fund will invest at least 40% of its total assets in common stocks. The Fund will not invest more than 25% of its total assets in below or non-investment grade preferred stocks, convertible preferred stocks and debt securities (commonly known as "junk bonds"). The Fund may invest up to 20% of its total assets in debt securities, including convertible debt securities, issued or guaranteed by real estate companies. The actual percentage of common, preferred and convertible preferred stocks, rights and warrants and debt securities in the Fund's portfolio may vary over time based on Security Capital's assessment of market conditions.

Real Estate Companies

     For purposes of the Fund's investment policies, a real estate company is a company that:

     . derives at least 50% of its revenues from the ownership, construction, Financing, management or sale of commercial, industrial or residential real estate; or

     .   has at least 50% of its assets in such real estate.

Real Estate Investment Trusts (REITs)

     A REIT is a company that pools investors' funds for investment primarily in income-producing real estate or in real estate related loans (such as mortgages) or other interests. Therefore, a REIT normally derives its income from rents or from interest payments, and may realize capital gains by selling properties that have appreciated in value. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets and income and a requirement that it distributes to its shareholders at least 90% of its taxable income (other than net capital gains) for each taxable year and otherwise complies with the requirements of the Code. As a result, REITs tend to pay relatively higher dividends than other types of companies and the Fund intends to use these REIT dividends in an effort to meet the current income goal of its investment objectives.

     REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs. The Fund does not currently intend to invest more than 10% of its total assets in Mortgage REITs or Hybrid REITs.

Preferred Stocks

     Preferred stocks pay fixed or floating rate dividends to investors, and have a "preference" over common stock in the payment of dividends and the liquidation of a company's assets. This means that a company must pay dividends on preferred stock before paying any dividends on its common stock. Preferred stockholders usually have no right to vote for corporate directors or on other matters. The Fund may invest in preferred stocks issued by real estate companies. It is the Fund's intention to initially invest approximately 40% of its total assets in preferred stocks issued by real estate companies. The actual percentage of preferred stocks in the Fund's portfolio may vary over time based on Security Capital's assessment of market conditions.

Lower-Rated Securities

     Securities of below grade investment quality (Ba/BB or below) are commonly referred to as junk bonds. Securities of below investment grade quality are regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal.

     Lower-rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. The prices of lower-rated securities have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. Yields on lower-rated securities will fluctuate. If the issuer of lower-rated securities defaults, the Fund may incur additional expenses to seek recovery.

     The secondary markets in which lower-rated securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading markets could adversely affect the price at which the Fund could sell a particular lower-rated security when necessary to meet liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, and could adversely affect and cause large fluctuations in the net asset value of the Fund's Common Shares. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities.

     It is reasonable to expect that any adverse economic conditions could disrupt the market for lower-rated securities, have an adverse impact on the value of such securities, and adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon. New laws and proposed new laws may adversely impact the market for lower-rated securities.

     The Fund may only invest in high yield securities that are rated CCC or higher by S&P, rated Caa or higher by Moody's, CCC or higher by Fitch, or unrated securities determined by Security Capital to be of comparable quality. The issuers of these securities have a currently identifiable vulnerability to default as to payment of principal and interest and such issues may be in default or there may be present elements of danger with respect to principal or interest. The Fund will not invest in securities which are in default as to payment of principal and interest at the time of purchase.

Illiquid Securities

     The Fund will not invest more than 10% of its total assets in illiquid real estate securities (i.e., securities that are not readily marketable). For purposes of this restriction, illiquid securities include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), but that are deemed to be illiquid, and repurchase agreements with maturities in excess of seven days.

No Short Sales or Derivatives

     The Fund will not enter into short sales or invest in derivatives, except as described in the Prospectus and the Statement of Additional Information in connection with the interest rate swap or interest rate cap transactions. See "Interest Rate Transactions."

No Investments in Real Estate Securities Controlled by SCGI

     The Fund will not invest in real estate securities that are controlled by SCGI, an affiliate of Security Capital, or its affiliates.

Short-Term Investments

     For temporary defensive purposes or to keep cash on hand fully invested, the Fund may invest up to 100% of its net assets in cash equivalents and short-term fixed-income securities. Short-term fixed income investments are defined to include, without limitation, the following:

         (1) U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government agency securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States;
     (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies, and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

         (2) Certificates of Deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $100,000; therefore, certificates of deposit purchased by the Fund may not be fully insured.

         (3) Repurchase agreements, which involve purchases of debt securities. At the time the Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. The Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers' acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. NIAC and Security Capital monitor the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The investment adviser does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

        (4) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Fund at any time. NIAC and Security Capital will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity ratios) and will continuously monitor the corporation's ability to meet all of its financial obligations, because the Fund's liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a major rating agency and which mature within one year of the date of purchase or carry a variable or floating rate of interest.


Expected Initial Portfolio Composition by Industry Sector

     The Fund expects its initial portfolio, after invest-up is completed, will represent a range of industry sectors.



                           [PIE GRAPH APPREARS HERE]

By Industry Sector

Office        27.5%
Retail        23.5%
Multifamily   23.0%
Industrial    16.0%
Health Care    5.5%
Storage        3.0%
Diversified    1.5%

The industry sector allocations shown here are estimates based on September 30, 2001 market conditions. Actual allocations may differ.


                           INTEREST RATE TRANSACTIONS

     In connection with the Fund's anticipated use of leverage through its sale of Fund Preferred Shares or Borrowings, the Fund may enter into interest rate swap or cap transactions. Interest rate swaps involve the Fund's agreement with the swap counterparty to pay a fixed rate payment in exchange for the counterparty paying the Fund a variable rate payment that is intended to approximate the Fund's variable rate payment obligation on Fund Preferred Shares or any variable rate Borrowings. The payment obligation would be based on the notional amount of the swap. The Fund may use an interest rate cap, which would require it to pay a premium to the cap counterparty and would entitle it, to the extent that a specified variable rate index exceeds a predetermined fixed rate, to receive from the counterparty payment of the difference based on the notional amount. The Fund would use interest rate swaps or caps only with the intent to reduce or eliminate the risk that an increase in short-term interest rates could have on Common Share net earnings as a result of leverage.

     The Fund will usually enter into swaps or caps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund intends to maintain in a segregated account with its custodian cash or liquid securities having a value at least equal to the Fund's net payment obligations under any swap transaction, marked to market daily.

     The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on the state of interest rates in general, the Fund's use of interest rate swaps or caps could enhance or harm the overall performance on the Common Shares. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, and could result in a decline in the net asset value of the Common Shares. In addition, if short-term interest rates are lower than the Fund's fixed rate of payment on the interest rate swap, the swap will reduce Common Share net earnings. If, on the other hand, short-term interest rates are higher than the fixed rate of payment on the interest rate swap, the swap will enhance Common Share net earnings. Buying interest rate caps could enhance the performance of the Common Shares by providing a maximum leverage expense. Buying interest rate caps could also decrease the net earnings of the Common Shares in the event that the premium paid by the Fund to the counterparty exceeds the additional amount the Fund would have been required to pay had it not entered into the cap agreement. The Fund has no current intention of selling an interest rate swap or cap. The Fund would not enter into interest rate swap or cap transactions in an aggregate notional amount that exceeds the outstanding amount of the Fund's leverage.

     Interest rate swaps and caps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the counterparty defaults, the Fund would not be able to use the anticipated net receipts under the swap or cap to offset the dividend payments on the Fund Preferred Shares or interest payments on Borrowings. Depending on whether the Fund would be entitled to receive net payments from the counterparty on the swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, such a default could negatively impact the performance of the Common Shares. Although this will not guarantee that the counterparty does not default, the Fund will not enter into an interest rate swap or cap transaction with any counter-party that NIAC believes does not have the financial resources to honor its obligation under the interest rate swap or cap transaction. Further, NIAC will continually monitor the financial stability of a counterparty to an interest rate swap or cap transaction in an effort to proactively protect the Fund's investments. In addition, at the time the interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the Fund's Common Shares.

         The Fund may choose or be required to redeem some or all of the Fund Preferred Shares or prepay any Borrowings. This redemption would likely result in the Fund seeking to terminate early all or a portion of any swap or cap transaction. Such early termination of a swap could result in termination payment by or to the Fund. An early termination of a cap could result in a termination payment to the Fund.

                             MANAGEMENT OF THE FUND

Trustees and Officers

         The management of the Fund, including general supervision of the duties performed for the Fund under the Management Agreement, is the responsibility of the Board of Trustees of the Fund. The number of trustees of the Fund is currently set at seven, one of whom is an "interested" person (as the term "interested" person is defined in the investment Company Act of 1940) and six of whom are not "interested" person. None of the trustees who are not "interested" persons of the Fund has ever been a director or employee of, or consultant to, Nuveen, SCGI or its affiliates. The names and business addresses of the trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth below, with those trustees who are "interested" persons of the Fund indicated by an asterisk.

                                       Positions and Offices      Principal Occupations During Past
Name and Address            Birthdate      with the Fund                    Five Years
----------------            ---------  ---------------------      ----------------------------------
Timothy R. Schwertfeger*    3/28/49     Chairman of the Board,    Chairman and Director (since July 1996) of
333 West Wacker Drive                   President and Trustee     The John Nuveen Company, Nuveen
Chicago, IL  60606                                                Investments, Nuveen Advisory Corp. and
                                                                  Nuveen Institutional Advisory Corp.; prior
                                                                  thereto, Executive Vice President and
                                                                  Director of The John Nuveen Company and
                                                                  Nuveen Investments; Director (since 1992)
                                                                  and Chairman (since 1996) of Nuveen
                                                                  Advisory Corp. and Nuveen Institutional
                                                                  Advisory Corp.; Chairman and Director
                                                                  (since January 1997) of Nuveen Asset
                                                                  Management, Inc.; Director (since 1996) of
                                                                  Institutional Capital Corporation; Chairman
                                                                  and Director (since 1999) of Rittenhouse
                                                                  Financial Services Inc.; Chief Executive
                                                                  officer (since September 1999) of
                                                                  Nuveen Senior Loan Asset Management Inc.

                                          Positions and Offices      Principal Occupations During Past Five
Name and Address               Birthdate      with the Fund                          Years
----------------               ---------  ---------------------      ---------------------------------------
James E. Bacon                  2/27/31      Trustee                    Business consultant and Treasurer, Cathedral
114 W. 47th St.                                                         of St. John the Devine (New York City);
New York, NY  10036                                                     formerly (1992-1999), Director of Lone Star
                                                                        Industries, Inc.; previously, Director and
                                                                        Executive Vice President of U.S. Trust
                                                                        Corporation and Trustee of United States
                                                                        Trust Company of New York.

William E. Bennett              10/16/46     Trustee                    Private Investor; previously, President and
55 W. Monroe                                                            Chief Executive Officer, Draper & Kramer, Inc.
Chicago, IL 60606                                                       (September 1995 - August 1998).

Jack B. Evans                   10/22/48     Trustee                    President, The Hall-Perrine Foundation, a
115 Third Street, S.E.                                                  private  philanthropic corporation (since
Cedar Rapids, IA  52401                                                 1996); Director, Alliant Energy; Director and
                                                                        Vice Chairman United Fire & Casualty Company;
                                                                        formerly President and Chief Operating
                                                                        Officer, SCI Financial Group, Inc., a
                                                                        regional financial services firm.

William L. Kissick              7/29/32      Trustee                    Professor, School of Medicine and the
University of Pennsylvania                                              Wharton School of Management and former
224 NEB/2L                                                              Chairman, Leonard Davis Institute of
Philadelphia, PA  19104                                                 Health Economics, University of
                                                                        Pennsylvania.

Thomas E. Leafstrand            11/11/31     Trustee                    Retired; previously, Vice President in
412 W. Franklin                                                         charge of Municipal Underwriting and
Wheaton, IL  60187                                                      Dealer Sales at The Northern Trust
                                                                        Company.

Sheila W. Wellington            2/24/32      Trustee                    President (since 1993) of Catalyst (a
250 Park Avenue                                                         not-for-profit organization focusing on
New York, NY  10003                                                     women's leadership development in
                                                                        business and the professions).

Alan G. Berkshire               12/28/60     Vice President and         Senior Vice President and General Counsel
333 West Wacker Drive                        Assistant Secretary        (since September 1997) and Secretary (since
Chicago, IL  60606                                                      May 1998) of The John Nuveen Company, Nuveen
                                                                        Investments, Nuveen Advisory Corp. and
                                                                        Nuveen Institutional Advisory Corp.; Senior
                                                                        Vice President and Secretary (since
                                                                        September 1999) of Nuveen Senior Loan Asset
                                                                        Management Inc.; prior thereto, Partner in
                                                                        the law firm of Kirkland & Ellis.

Peter H. D'Arrigo               11/28/67     Vice President and         Vice President (since January 1999),
333 West Wacker Drive                        Treasurer                  previously Assistant Vice President
Chicago, IL  60606                                                      (from January 1997) of Nuveen Investments,
                                                                        Associate prior thereto; Vice President and
                                                                        Treasurer (since September 1999) of Nuveen
                                                                        Senior Loan Asset Management Inc.; Chartered
                                                                        Financial Analyst.

                                       Positions and Offices   Principal Occupations During Past
Name and Address            Birthdate     with the Fund                      Five Years
----------------            ---------  ---------------------   ----------------------------------
Lorna C. Ferguson            10/24/45     Vice President       Vice President of Nuveen Investments;
333 West Wacker Drive                                          Vice President (since January 1998) of
Chicago, IL  60606                                             Nuveen Advisory and Nuveen Institutional
                                                               Advisory Corp.

William M. Fitzgerald         3/2/64      Vice President       Vice President (since December 1995),
333 West Wacker Drive                                          previously Assistant Vice President (from
Chicago, IL   60606                                            September 1992 to December 1995), of Nuveen
                                                               Advisory Corp.; Chartered Financial Analyst.


Stephen D. Foy               5/31/54      Vice President and   Vice President (since May 1998) of Nuveen
333 West Wacker Drive                     Controller           Investments; Vice President (since September 1999)
Chicago, IL   60606                                            of Nuveen Senior Loan Asset Management Inc.; Certified
                                                               Public Accountant.


David Lamb                   3/22/63      Vice President       Vice President (since March 2000) of Nuveen
333 West Wacker Drive                                          Investments, previously Assistant Vice President
Chicago, IL 60606                                              (since January 1999); prior thereto, Associate of
                                                               Nuveen Investments; Certified Public Accountant.

                                          Positions and Offices   Principal Occupations During Past
Name and Address             Birthdate       with the Fund                Five Years
----------------             ---------   ----------------------  ----------------------------------
Larry W. Martin               7/27/51      Vice President and    Vice President, Assistant Secretary and
333 West Wacker Drive                      Assistant Secretary   Assistant General Counsel of Nuveen
Chicago, IL   60606                                              Investments; Vice  President  and
                                                                 Assistant Secretary of Nuveen Advisory
                                                                 Corp. and Nuveen Institutional Advisory
                                                                 Corp.; Assistant Secretary of the John
                                                                 Nuveen Company and (since January 1997) of
                                                                 Nuveen Asset Management, Inc.; Vice President
                                                                 and Assistant Secretary (since September 1999)
                                                                 of Nuveen Senior Loan Asset Management Inc.

Edward F. Neild, IV            7/7/65      Vice President        Vice President (since September  1996),
333 West Wacker Drive                                            previously Assistant Vice President
Chicago, IL   60606                                              (since December 1993) of Nuveen  Advisory
                                                                 Corp., Portfolio Manager prior thereto;
                                                                 Vice President (since September 1996),
                                                                 previously Assistant Vice President
                                                                 (since May 1995), of Nuveen Institutional
                                                                 Advisory Corp.; Chartered Financial Analyst.

                                       Positions and Offices      Principal Occupations During Past
Name and Address           Birthdate       with the Fund                       Five Years
----------------           ---------   ----------------------     -----------------------------------

Gifford R. Zimmerman         9/9/56      Vice President and       Vice President, Assistant Secretary and
333 West Wacker Drive                    Secretary                Associate General Counsel, formerly Assistant
Chicago, IL   60606                                               General Counsel, of Nuveen Investments;
                                                                  Vice President, General Counsel and Assistant Secretary
                                                                  of Nuveen Advisory Corp. and Nuveen
                                                                  Institutional Advisory Corp.; Vice President and Assistant
                                                                  Secretary (since September 1999) of Nuveen Senior Loan Asset
                                                                  Management Inc.; Assistant Secretary of The John Nuveen
                                                                  Company (since May 1994); Chartered Financial Analyst.


         William L. Kissick and Timothy R. Schwertfeger serve as members of the Executive Committee of the Board of Trustees of the Fund. The Executive Committee, which meets between regular meetings of the Board of Trustees, is authorized to exercise all of the powers of the Board of Trustees. In addition to the Fund, the Trustees are trustees of 14 Nuveen open-end and closed-end funds advised by NIAC and two funds advised by Nuveen Senior Loan Asset Management Inc. Mr. Schwertfeger is also a director or trustee, as the case may be, of 30 Nuveen open-end funds and 66 Nuveen closed-end funds advised by Nuveen Advisory Corp.

         The Common Shareholders of the Fund will elect trustees at the next annual meeting of Common Shareholders, unless any Fund Preferred Shares are outstanding at that time, in which event holders of Fund Preferred Shares, voting as a separate class, will elect two trustees and the remaining trustees shall be elected by Common Shareholders and holders of Fund Preferred Shares, voting together as a single class. Holders of Fund Preferred Shares will be entitled to elect a majority of the Fund's trustees under certain circumstances. See "Description of Shares - Fund Preferred Shares - Voting
Rights."

         The following table sets forth estimated compensation to be paid by the Fund projected during the Fund's first full fiscal year after commencement of operation. The Fund does not have a retirement or pension plan. The officers and trustees affiliated with Nuveen serve without any compensation from the Fund. The Fund has a deferred compensation plan (the "Plan") that permits any trustee who is not an "interested person" of the Fund to elect to defer receipt of all or a portion of his or her compensation as a trustee. The deferred compensation of a participating trustee is credited to a book reserve account of the Trust when the compensation would otherwise have been paid to the trustee. The value of the trustee's deferral account at any time is equal to the value that the account would have had if contributions to the account had been invested and reinvested in shares of one or more of the eligible Nuveen funds. At the time for commencing distributions from a trustee's deferral account, the trustee may elect to receive distributions in a lump sum or over a period of five years. The Fund will not be liable for any other fund's obligations to make distributions under the Plan.

                            Estimated             Total
                            Aggregate      Compensation from       Amount of
                           Compensation      Fund and Fund    Compensation That
    Name of Trustee         From Fund*         Complex **     Has Been Deferred
    ---------------         ----------         ----------        -------------
James E. Bacon               $ 6,720            $ 45,500           $ 20,000
William E. Bennett***        $ 6,720                 N/A                N/A
Jack B. Evans                $ 6,720            $ 45,500           $ 20,448
William L. Kissick           $ 6,720            $ 45,500           $ 18,000
Thomas E. Leafstrand         $ 7,720            $ 47,100           $ 20,996
Sheila W. Wellington         $ 6,720            $ 45,500           $ 40,895


        * Based on the estimated compensation to be earned by the independent trustees for the period from inception through the end of the Fund's first full fiscal year for services to the Fund.

        ** Based on the total compensation paid to the trustees for the one year period ending December 31, 2000 for services to the open-end and closed-end funds advised by NIAC and Nuveen Senior Loan Asset Management Inc.

        ***Mr. Bennett was appointed to the Board in January 2001 and therefore received no compensation in calendar year 2000.

     The Fund has no employees. Its officers are compensated by NIAC or Nuveen.

                               INVESTMENT ADVISERS

     NIAC acts as investment adviser to the Fund, with responsibility for the overall management of the Fund. Its address is 333 West Wacker Drive, Chicago, Illinois 60606. NIAC is responsible for the selection of the subadviser, managing the Fund's business affairs and providing day-to-day administrative services to the Fund. For additional information regarding the management services performed by NIAC, see "Management of the Fund" in the Fund's Prospectus.

     NIAC is a wholly owned subsidiary of Nuveen, which is also a co-managing underwriter of the Fund's shares. Nuveen is sponsor of the Nuveen Defined Portfolios, registered unit investment trusts, is the principal underwriter for the Nuveen Mutual Funds, and has served as co-managing underwriter for the shares of the Nuveen Exchange-Traded Funds. Over 1,300,000 individuals have invested to date in Nuveen's funds and trusts. Founded in 1898, Nuveen brings over a century of expertise to the municipal bond market. According to data from CDA Weisenberger, Nuveen is a leading sponsor of exchange-traded funds as measured by number of funds (78) and fund assets under management ($30 billion) as of September 30, 2001. Overall, Nuveen and its affiliates have over $75 billion in assets under management or surveillance. Nuveen, like NIAC, is a subsidiary of The John Nuveen Company which, in turn, is approximately 78% owned by The St. Paul Companies, Inc. ("St. Paul"). St. Paul is a publicly-traded company located in St. Paul, Minnesota, and is principally engaged in providing property-liability insurance through subsidiaries.

     Security Capital, 11 South LaSalle Street, 2nd Floor, Chicago, Illinois 60603, is the subadviser to the Fund. Security Capital is an indirect, wholly owned subsidiary of SCGI, a publicly-traded company that is one of the country's leading real estate investors and operators, with interests in companies having a total market capitalization of approximately $18.98 billion as of October 31, 2001.

         Security Capital, which is registered as an investment adviser with the Securities and Exchange Commission, commenced operations in January 1995 and had assets under management of approximately $2.38 billion as of October 31, 2001.

         A team of full-time Security Capital professionals, working together as the Fund's Portfolio Management Committee, is primarily responsible for overseeing the day-to-day operations of the Fund. The members of the Portfolio Management Committee are as follows:

     Anthony R. Manno Jr. is the Chief Investment Officer of Security Capital, and Chairman of Security Capital Real Estate Mutual Funds Incorporated and Security Capital Preferred Growth Incorporated. He is a member of the Portfolio Management Committee and responsible for overseeing all of the investment activities for Security Capital. Prior to joining Security Capital in 1994, Mr. Manno spent 14 years with LaSalle Partners Limited as a Managing Director, responsible for real estate investment banking activities. Mr. Manno began his career in real estate finance in 1974 at the First National Bank of Chicago. He received his MBA in Finance with honors from the University of Chicago and graduated Phi Beta Kappa from Northwestern University with a BA and MA in Economics. Mr. Manno is also a CPA and was awarded an Elijah Watt Sells Honorable Mention.

     Kenneth D. Statz is a Managing Director and Senior Market Strategist of Security Capital and is a member of the Portfolio Management Committee, where he is responsible for the development and implementation of portfolio investment strategy. Prior to joining Security Capital in 1995, Mr. Statz was the Senior REIT Analyst for Goldman, Sachs & Co. concentrating on research and underwriting for the REIT industry. Previously, Mr. Statz was the REIT Portfolio Manager and a Managing Director of Chancellor Capital Management and has 15 years of experience in the real estate securities industry. Mr. Statz received his MBA and BBA in Finance from the University of Wisconsin.

     Kevin W. Bedell is a Senior Vice President of Security Capital and a member of the Portfolio Management Committee where he directs the Investment Analysis Team, which provides in-depth proprietary research on publicly traded companies. Prior to joining Security Capital in 1996, Mr. Bedell spent nine years with LaSalle Partners Limited where he was equity vice president and portfolio manager with responsibility for strategic, operational and financial management of a private real estate investment trust with commercial real estate investments in excess of $1 billion. Mr. Bedell received his MBA in Finance from the University of Chicago and his BA from Kenyon College.

     David E. Rosenbaum is a Senior Vice President of Security Capital with primary responsibility for origination and structuring of privately negotiated investments. Prior to joining Security Capital in 1997, Mr. Rosenbaum was a Vice President at Lazard Freres & Co., LLC, where he structured investments in real estate operating companies. Previously, he was an Associate in the New York and Chicago offices of Lazard Freres & Co., LLC, where he executed merger and acquisition transactions for real estate and hotel companies. Mr. Rosenbaum holds a BA from Yale University.

         See "The Fund's Investments-Investment Process" in the Fund's Prospectus for more information.

        Pursuant to an investment management agreement between NIAC and the Fund, the Fund has agreed to pay for the services and facilities provided by NIAC an annual management fee, payable on a monthly basis, according to the following schedule:


                Average Daily Managed Assets(1)             Management Fee
                -------------------------------             --------------
                Up to $500 million                              .9000%
                $500 million to $1 billion                      .8750%
                $1 billion to $1.5 billion                      .8500%
                $1.5 billion to $2 billion                      .8200%
                $2 billion and over                             .8000%

                (1) Net assets including assets attributable to Fund Preferred Shares and the principal amount of Borrowings.

         Security Capital will receive from NIAC, a percent of the management fee (net of the reimbursement described below) according to the following schedule:

                                                             Percentage of
                Average Daily Managed Assets(1)              Management Fee
                -------------------------------              --------------

                Up to $125 million                               50.0%
                $125 million to $150 million                     47.5%
                $150 million to $175 million                     45.0%
                $175 million to $200 million                     42.5%
                $200 million and over                            40.0%

                (1) Net assets including assets attributable to Fund Preferred Shares and the principal amount of Borrowings.

         In addition to the fee of NIAC, the Fund pays all other costs and expenses of its operations, including compensation of its trustees (other than those affiliated with NIAC), custodian, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of issuing any Fund Preferred Shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.

         All fees and expenses are accrued daily and deducted before payment of dividends to investors. The investment management agreement has been approved by a majority of the disinterested trustees of the Fund and the sole shareholder of the Fund.


         For the first ten years of the Fund's operation, NIAC has contractually agreed to reimburse the Fund for fees and expenses in the amounts, and for the time periods, set forth below:

                        Percentage                            Percentage
                     Reimbursed (as a                      Reimbursed (as a
                      percentage of                          percentage of
  Year Ending         Average Daily        Year Ending       Average Daily
  November 30       Managed Assets)(1)     November 30     Managed Assets)(1)
---------------   --------------------   --------------   -------------------

    2001(2)                .30%                2007             .25%
    2002                   .30%                2008             .20%
    2003                   .30%                2009             .15%
    2004                   .30%                2010             .10%
    2005                   .30%                2011             .05%
    2006                   .30%

(1) Net assets including assets attributable to Fund Preferred Shares and the principal amount of Borrowings.
(2) From the commencement of operations.

         Reducing Fund expenses in this manner will tend to increase the amount of income available for the Common Shareholders. NIAC has not agreed to reimburse the Fund for any portion of its fees and expenses beyond November 30, 2011.

         The Fund, NIAC, Security Capital, Nuveen, Salomon Smith Barney Inc. and other related entities have adopted codes of ethics which essentially prohibit certain of their personnel, including the Fund's portfolio management team, from engaging in personal investments which compete or interfere with, or attempt to take advantage of a client's, including the Fund's, anticipated or actual portfolio transactions, and are designed to assure that the interests of clients, including Fund shareholders, are placed before the interests of personnel in connection with personal investment transactions. Text-only versions of the codes of ethics can be viewed online or downloaded from the EDGAR Database on the SEC's internet web site at www.sec.gov. You may also review and copy those documents by visiting the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. In addition, copies of the codes of ethics may be obtained, after mailing the appropriate duplicating fee, by writing to the SEC's Public Reference Section, 450 5th Street, N.W., Washington, DC 20549-0102 or by e-mail request at publicinfo@sec.gov.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

         Subject to the supervision of the Board of Trustees, decisions to buy and sell securities for the Fund and brokerage commission rates are made by Security Capital. Transactions on stock exchanges involve the payment by the Fund of brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter market but the price paid by the Funds usually includes an undisclosed dealer commission or mark-up. In certain instances, the Fund may make purchases of underwritten issues at prices which include underwriting fees.

         In selecting a broker to execute each particular transaction, Security Capital will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker; the size and difficulty in executing the order; and the value of the expected contribution of the broker to the investment performance of a Fund on a continuing basis. Accordingly, the cost of the brokerage commissions to the Fund in any transaction may be greater than that available from other brokers if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies and procedures as the trustees may determine, Security Capital shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of it having caused the Fund to pay a broker that provides research services an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker would have charged for effecting that transaction if Security Capital determines in good faith that such amount of commission was reasonable in relation to the value of the research service provided by such broker viewed in terms of either that particular transaction or Security Capital's ongoing responsibilities with respect to the Fund. Research and investment information may be provided by these and other brokers at no cost to Security Capital and is available for the benefit of other accounts advised by Security Capital and its affiliates, and not all of the information will be used in connection with the Fund. While this information may be useful in varying degrees and may tend to reduce Security Capital's expenses, it is not possible to estimate its value and in the opinion of Security Capital it does not reduce Security Capital's expenses in a determinable amount. The extent to which Security Capital makes use of statistical, research and other services furnished by brokers is considered by Security Capital in the allocation of brokerage business but there is no formula by which such business is allocated. Security Capital does so in accordance with their judgment of the best interests of the Fund and its shareholders. Security Capital may also take into account payments made by brokers effecting transactions for the Fund to other persons on behalf of the Fund for services provided to it for which it would be obligated to pay (such as custodial and professional fees). In addition, consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, Security Capital may consider sales of shares of the Fund as a fact in the selection of brokers and dealers to enter into portfolio transactions with the Fund.

         Certain other clients of Security Capital may have investment objectives and policies similar to those of the Fund. Security Capital may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with the Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being sold, there may be an adverse effect on the price of such securities. It is the policy of Security Capital to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable to Security Capital to the accounts involved, including the Fund. When two or more of the clients of Security Capital (including the Fund) are purchasing or selling the same security on a given day through the same broker-dealer, such transactions may be averaged as to price.

     Under the 1940 Act, the Fund may not purchase portfolio securities from any underwriting syndicate of which Nuveen is a member except under certain limited conditions set forth in Rule 10f-3. The rule sets forth requirements relating to, among other things, the terms of an issue purchased by the Fund, the amount which may be purchased in any one issue and the assets of the Fund that may be invested in a particular issue. In addition, purchases of securities made pursuant to the terms of the Rule must be approved at least quarterly by the Board of Trustees of the Fund, including a majority of the members thereof who are not interested persons of the Fund.

                                  DISTRIBUTIONS

Level Rate Dividend Policy

     Subject to the determination of the Board of Trustees to implement a Managed Dividend Policy, as discussed below, commencing with the Fund's first dividend, the Fund intends to make regular monthly cash distributions to Common Shareholders at a level rate based on the projected performance of the Fund, which rate may be adjusted from time to time. The Fund's ability to maintain a Level Rate Dividend Policy will depend on a number of factors, including the stability of income received from its investments and dividends payable on Fund Preferred Shares, if any, and interest and required principal payments on Borrowings, if any. Over time, all the net investment income of the Fund will be distributed. At least annually, the Fund intends to distribute all of its net capital gain and ordinary taxable income after paying any accrued dividends on, or redeeming or liquidating, any Fund Preferred Shares, if any, or making interest and required principal payments on Borrowings, if any. Initial distributions to Common Shareholders are expected to be declared approximately 45 days, and paid approximately 60 to 90 days, from the commencement of this offering, depending upon market conditions. The net income of the Fund consists of all interest income accrued on portfolio assets less all expenses of the Fund. Expenses of the Fund are accrued each day. In addition, the Fund currently expects that a portion of its distributions will consist of amounts in excess of investment company taxable income and net capital gain derived from the non-taxable components of the cash flow from the real estate underlying the Fund's portfolio investments. These amounts would be considered a return of capital and thus would reduce the basis in a shareholder's Common Shares; any amounts in excess of such basis would be treated as a gain from the sale of such shares.

     To permit the Fund to maintain a more stable monthly distribution, the Fund will initially distribute less than the entire amount of net investment income earned in a particular period. The undistributed net investment income would be available to supplement future distributions. As a result, the distributions paid by the Fund for any particular monthly period may be more or less than the amount of net investment income actually earned by the Fund during the period. Undistributed net investment income will be added to the Fund's net asset value and, correspondingly, distributions from undistributed net investment income will be deducted from the Fund's net asset value.

Managed Dividend Policy

     As soon as practicable following the commencement of this offering, the Fund intends to file an exemptive application with the Securities and Exchange Commission seeking an order under the 1940 Act facilitating the implementation of a Managed Dividend Policy. If, and when, the Fund receives the requested relief, the Fund may, subject to the determination of its Board of Trustees, implement a Managed Dividend Policy.

     Under a Managed Dividend Policy, the Fund would intend to distribute a monthly fixed amount to Common Shareholders. As with the Level Dividend Rate Policy, distributions would be made only after paying dividends on Fund Preferred Shares, if any, and interest and required principal payments on Borrowings, if any. Under a Managed Dividend Policy, if for any monthly distribution, net investment income and net realized capital gain were less than the amount of the distribution, the difference would be distributed from the Fund's assets. The Fund's final distribution for each calendar year would include any remaining net investment income undistributed during the year, as well as all net capital gain realized during the year. If, for any calendar year, the total distributions exceeded net investment income and net realized capital gain (the "Excess"), the Excess, distributed from the Fund's assets, would generally be treated as a tax-free return of capital up to the amount of the Common Shareholder's tax basis in Common Shares, with any amounts exceeding such basis treated as gain from the sale of Common Shares. The Excess, however, would be treated as ordinary dividend income to the extent of the Fund's current and accumulated earnings and profits. Pursuant to the requirements of the 1940 Act and other applicable laws, a notice would accompany each monthly distribution with respect to the estimated source of the distribution made.

     In the event the Fund distributed the Excess, such distribution would decrease the Fund's total assets and, therefore, have the likely effect of increasing the Fund's expense ratio. There is a risk that the Fund would not eventually realize capital gains in an amount corresponding to a distribution of the Excess. In addition, in order to make such distributions, the Fund may have to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such action.

     There is no guarantee that the Fund will receive an exemptive order facilitating the implementation of a Managed Dividend Policy or, if received, that the Board of Trustees will determine to implement a Managed Dividend Policy. The Board of Trustees reserves the right to change the dividend policy from time to time.

                              DESCRIPTION OF SHARES

Common Shares

     The Fund's Declaration of Trust (the "Declaration") authorizes the issuance of an unlimited number of Common Shares, par value $0.01 per share. All Common Shares of the Fund have equal rights as to the payment of dividends and the distribution of assets upon liquidation of the Fund. Common Shares will, when issued, be fully paid and, subject to matters discussed in "Certain Provisions in the Declaration of Trust," non-assessable, and will have no pre-emptive or conversion rights or rights to cumulative voting. Whenever Fund Preferred Shares are outstanding, Common Shareholders will not be entitled to receive any distributions from the Fund unless all accrued dividends on Fund Preferred Shares have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to Fund Preferred Shares would be at least 200% after giving effect to such distributions. See "Fund Preferred Shares" below.

     The Common Shares have been approved for listing on the American Stock Exchange, subject to notice of issuance. The Fund intends to hold annual meetings of shareholders so long as the Common Shares are listed on a national securities exchange and such meetings are required as a condition to such listing.

     Shares of closed-end investment companies may frequently trade at prices lower than net asset value. This characteristic is separate and distinct from the risk that net asset value could decrease as a result of investment activities and may be a greater risk to investors expecting to sell their shares in a relatively short period following completion of this offering. Net asset value will be reduced immediately following the offering after payment of the sales load and organization and offering expenses. Net asset value generally increases when interest rates decline, and decreases when interest rates rise, and these changes are likely to be greater in the case of a fund having a leveraged capital structure. Whether investors will realize gains or losses upon the sale of Common Shares will not depend upon the Fund's net asset value but will depend entirely upon whether the market price of the Common Shares at the time of sale is above or below the original purchase price for the shares. Since the market price of the Fund's Common Shares will be determined by factors beyond the control of the Fund, the Fund cannot predict whether the Common Shares will trade at, below, or above net asset value or at, below or above the initial public offering price. Accordingly, the Common Shares are designed primarily for long-term investors, and investors in the Common Shares should not view the Fund as a vehicle for trading purposes. See "Repurchase of Fund Shares; Conversion to Open-End Fund" and the Fund's Prospectus under "Use of Leverage" and "The Fund's Investments."

Fund Preferred Shares

     The Declaration authorizes the issuance of an unlimited number of Fund Preferred Shares, par value $0.01 per share, in one or more classes or series, with rights as determined by the Board of Trustees of the Fund, by action of the Board of Trustees without the approval of the Common Shareholders.

     The Fund's Board of Trustees has indicated its intention to authorize an offering of Fund Preferred Shares (representing approximately 30% of the Fund's capital immediately after the time the Fund Preferred Shares are issued) within approximately one to three months after completion of the offering of Common Shares, subject to market conditions and to the Board's continuing belief that leveraging the Fund's capital structure through the issuance of Fund Preferred Shares is likely to achieve the benefits to the Common Shareholders described in this Statement of Additional Information. Although the terms of the Fund Preferred Shares, including their dividend rate, voting rights, liquidation preference and redemption provisions, will be determined by the Board of Trustees (subject to applicable law and the Fund's Declaration) if and when it authorizes a Fund Preferred Shares offering, the Board has stated that the initial series of Fund Preferred Shares would likely pay cumulative dividends at relatively shorter-term periods (such as 7 days); by providing for the periodic redetermination of the dividend rate through an auction or remarketing procedure. The Board of Trustees of the Fund has indicated that the liquidation preference, preference on distribution, voting rights and redemption provisions of the Fund Preferred Shares will likely be as stated below.

Limited Issuance of Fund Preferred Shares

     Under the 1940 Act, the Fund could issue Fund Preferred Shares with an aggregate liquidation value of up to one-half of the value of the Fund's total net assets, measured immediately after issuance of the Fund Preferred Shares. "Liquidation value" means the original purchase price of the shares being liquidated plus any accrued and unpaid dividends. In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless the liquidation value of the Fund Preferred Shares is less than one-half of the value of the Fund's total net assets (determined after deducting the amount of such dividend or distribution) immediately after the distribution. If the Fund sells all the Common Shares and Fund Preferred Shares discussed in the Prospectus, the liquidation value of the Fund Preferred Shares is expected to be approximately 30% of the value of the Fund's total net assets. The Fund intends to purchase or redeem Fund Preferred Shares, if necessary, to keep that fraction below one-half.

Distribution Preference

     The Fund Preferred Shares have complete priority over the Common Shares as to distribution of assets.

Liquidation Preference

     In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Fund, holders of Fund Preferred Shares will be entitled to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus accumulated and unpaid dividends thereon, whether or not earned or declared) before any distribution of assets is made to holders of Common Shares. After payment of the full amount of the liquidating distribution to which they are entitled, holders of Fund Preferred Shares will not be entitled to any further participation in any distribution of assets by the Fund. A consolidation or merger of the Fund with or into any Massachusetts business trust or corporation or a sale of all or substantially all of the assets of the Fund shall not be deemed to be a liquidation, dissolution or winding up of the Fund.

Voting Rights

     In connection with any issuance of Fund Preferred Shares, the Fund must comply with Section 18(i) of the 1940 Act which requires, among other things, that Fund Preferred Shares be voting shares and have equal voting rights with Common Shares. Except as otherwise indicated in this Statement of Additional Information and except as otherwise required by applicable law, holders of Fund Preferred Shares will vote together with Common Shareholders as a single class.

     In connection with the election of the Fund's trustees, holders of Fund Preferred Shares, voting as a separate class, will be entitled to elect two of the Fund's trustees, and the remaining trustees shall be elected by Common Shareholders and holders of Fund Preferred Shares, voting together as a single class. In addition, if at any time dividends on the Fund's outstanding Fund Preferred Shares shall be unpaid in an amount equal to two full years' dividends thereon, the holders of all outstanding Fund Preferred Shares, voting as a separate class, will be entitled to elect a majority of the Fund's trustees until all dividends in arrears have been paid or declared and set apart for payment.

     The affirmative vote of the holders of a majority of the Fund's outstanding Fund Preferred Shares of any class or series, as the case may be, voting as a separate class, will be required to, among other things (1) take certain actions which would affect the preferences, rights, or powers of such class or series or
(2) authorize or issue any class or series ranking prior to the Fund Preferred Shares. Except as may otherwise be required by law, (1) the affirmative vote of the holders of at least two-thirds of the Fund's Fund Preferred Shares outstanding at the time, voting as a separate class, will be required to approve any conversion of the Fund from a closed-end to an open-end investment company and (2) the affirmative vote of the holders of at least two-thirds of the outstanding Fund Preferred Shares, voting as a separate class, shall be required to approve any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such shares, provided however, that such separate class vote shall be a majority vote if the action in question has previously been approved, adopted or authorized by the affirmative vote of two-thirds of the total number of Trustees fixed in accordance with the Declaration or the By-laws. The affirmative vote of the holders of a majority of the outstanding Fund Preferred Shares, voting as a separate class, shall be required to approve any action not described in the preceding sentence requiring a vote of security holders under
Section 13(a) of the 1940 Act including, among other things, changes in a Fund's investment objectives or changes in the investment restrictions described as fundamental policies under "Investment Objectives and Policies - Investment Restrictions." The class or series vote of holders of Fund Preferred Shares described above shall in each case be in addition to any separate vote of the requisite percentage of Common Shares and Fund Preferred Shares necessary to authorize the action in question.

     The foregoing voting provisions will not apply with respect to the Fund's Fund Preferred Shares if, at or prior to the time when a vote is required, such shares shall have been (1) redeemed or (2) called for redemption and sufficient funds shall have been deposited in trust to effect such redemption.

Redemption, Purchase and Sale of Fund Preferred Shares by the Fund

     The terms of the Fund Preferred Shares may provide that they are redeemable at certain times, in whole or in part, at the original purchase price per share plus accumulated dividends, that the Fund may tender for or purchase Fund Preferred Shares and that the Fund may subsequently resell any shares so tendered for or purchased. Any redemption or purchase of Fund Preferred Shares by the Fund will reduce the leverage applicable to Common Shares, while any resale of shares by the Fund will increase such leverage.

Borrowings

          The Declaration authorizes the Fund, without prior approval of the Common Shareholders, to borrow money. In this connection, the Fund may issue notes or other evidence of indebtedness (including bank borrowings or commercial paper) ("Borrowings") and may secure any such borrowings by mortgaging, pledging or otherwise subjecting as security the Fund's assets. In connection with such borrowing, the Fund may be required to maintain average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of borrowing over the stated interest rate.

Limitations

          Under the requirements of the 1940 Act, the Fund, immediately after any Borrowings, must have an asset coverage of at least 300%. With respect to any Borrowings, asset coverage means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of such Borrowings represented by senior securities issued by the Fund. Certain types of Borrowings may result in the Fund being subject to covenants in credit agreements relating to asset coverages or portfolio composition or otherwise. In addition, the Fund may be subject to certain restrictions imposed by guidelines of one or more rating agencies which may issue ratings for commercial paper or notes issued by the Fund. Such restrictions may be more stringent than those imposed by the 1940 Act.

Distribution Preference

          The rights of lenders to the Fund to receive interest on and repayment of principal of any such Borrowings will be senior to those of the Common Shareholders, and the terms of any such Borrowings may contain provisions which limit certain activities of the Fund, including the payment of dividends to Common Shareholders in certain circumstances.

Voting Rights

          The 1940 Act does (in certain circumstances) grant to the lenders to the Fund certain voting rights in the event of default in the payment of interest on or repayment of principal. In the event that such provisions would impair the Fund's status as a regulated investment company under the Code, the Fund, subject to its ability to liquidate its relatively illiquid portfolio, intends to repay the Borrowings. Any Borrowings will likely be ranked senior or equal to all other existing and future borrowings of the Fund.

          The discussion above describes the Fund's Board of Trustees' present intention with respect to a possible offering of Fund Preferred Shares or Borrowings. If the Board of Trustees determines to authorize any of the foregoing, the terms may be the same as, or different from, the terms described above, subject to applicable law and the Fund's Declaration.

                 CERTAIN PROVISIONS IN THE DECLARATION OF TRUST

          Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the trustees. The Declaration further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Fund believes that the likelihood of such circumstances is very remote.

     The Declaration includes provisions that could limit the ability of other entities or persons to acquire control of the Fund. Specifically, the Declaration requires a vote by holders of at least two-thirds of the Common Shares and Fund Preferred Shares outstanding at the time, voting together as a single class, except as described below, to authorize (1) a conversion of the Fund from a closed-end to an open-end investment company, (2) a merger or consolidation of the Fund, or a series or class of the Fund, with any corporation, association, trust or other organization or a reorganization or recapitalization of the Fund, or a series or class of the Fund, (3) a sale, lease or transfer of all or substantially all of the Fund's assets (other than in the regular course of the Fund's investment activities), (4) in certain circumstances, a termination of the Fund, or a series or class of the Fund or
(5) removal of trustees, and then only for cause, unless, with respect to (1) through (4), such transaction has already been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or the By-laws, in which case the affirmative vote of the holders of at least a majority of the Fund's Common Shares and Fund Preferred Shares outstanding at the time, voting together as a single class, is required, provided, however, that where only a particular class or series is affected (or, in the case of removing a trustee, when the trustee has been elected by only one class), only the required vote by the applicable class or series will be required. Approval of shareholders is not required, however, for any transaction, whether deemed a merger, consolidation, reorganization or otherwise whereby the fund issues shares in connection with the acquisition of assets (including those subject to liabilities) from any other investment company or similar entity. None of the foregoing provisions may be amended except by the vote of at least two-thirds of the Common Shares and Fund Preferred Shares outstanding at the time, voting together as a single class. In the case of the conversion of the Fund to an open-end investment company, or in the case of any of the foregoing transactions constituting a plan of reorganization which adversely affects the holders of Fund Preferred Shares, the action in question will also require the affirmative vote of the holders of at least two-thirds of the Fund's Fund Preferred Shares outstanding at the time, voting as a separate class, or, if such action has been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or the By-laws, the affirmative vote of the holders of at least a majority of the Fund's Fund Preferred Shares outstanding at the time, voting as a separate class. The votes required to approve the conversion of the Fund from a closed-end to an open-end investment company or to approve transactions constituting a plan of reorganization which adversely affects the holders of Fund Preferred Shares are higher than those required by the 1940 Act. The Board of Trustees believes that the provisions of the Declaration relating to such higher votes are in the best interest of the Fund and its shareholders.

         The provisions of the Declaration described above could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over market value by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. They provide, however, the advantage of potentially requiring persons seeking control of a Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund's investment objectives and policies. The Board of Trustees of the Fund has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund and its Common Shareholders.

         Reference should be made to the Declaration on file with the Securities and Exchange Commission for the full text of these provisions.

         The Declaration provides that the obligations of the Fund are not binding upon the trustees of the Fund individually, but only upon the assets and property of the Fund, and that the trustees shall not be liable for errors of judgment or mistakes of fact or law. Nothing in the Declaration, however, protects a trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

             REPURCHASE OF FUND SHARES; CONVERSION TO OPEN-END FUND

         The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Fund's Common Shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, price, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than net asset value, the Fund's Board of Trustees has currently determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of Common shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at net asset value, or the conversion of the Fund to an open-end investment company. There can be no assurance, however, that the Board of Trustees will decide to take any of these actions, or that share repurchases or tender offers, if undertaken, will reduce market discount.

     Notwithstanding the foregoing, at any time when the Fund's Fund Preferred Shares are outstanding, the Fund may not purchase, redeem or otherwise acquire any of its Common Shares unless (1) all accrued Fund Preferred Shares dividends have been paid and (2) at the time of such purchase, redemption or acquisition, the net asset value of the Fund's portfolio (determined after deducting the acquisition price of the Common Shares) is at least 200% of the liquidation value of the outstanding Fund Preferred Shares (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon). The staff of the Securities and Exchange Commission currently requires that any tender offer made by a closed-end investment company for its shares must be at a price equal to the net asset value of such shares on the close of business on the last day of the tender offer. Any service fees incurred in connection with any tender offer made by the Fund will be borne by the Fund and will not reduce the stated consideration to be paid to tendering shareholders.

         Subject to its investment limitations, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund's net income. Any share repurchase, tender offer or borrowing that might be approved by the Board of Trustees would have to comply with the Securities Exchange Act of 1934, as amended, and the 1940 Act and the rules and regulations thereunder.

         Although the decision to take action in response to a discount from net asset value will be made by the Board of the Fund at the time it considers such issue, it is the Board's present policy, which may be changed by the Board, not to authorize repurchases of Common Shares or a tender offer for such shares if
(1) such transactions, if consummated, would (a) result in the delisting of the Common Shares from the American Stock Exchange, or (b) impair the Fund's status as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code") (which would make the Fund a taxable entity, causing the Fund's income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Fund) or as a registered closed-end investment company under the 1940 Act; (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund's investment objectives and policies in order to repurchase shares; or (3) there is, in the Board's judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) general suspension of or limitation on prices for trading securities on the American Stock Exchange, (c) declaration of a banking moratorium by Federal or state authorities or any suspension of payment by United States or state banks in which the Fund invests, (d) material limitation affecting the Fund or the issuers of its portfolio securities by Federal or state authorities on the extension of credit by lending institutions or on the exchange of foreign currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States, or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on the Fund or its shareholders if shares were repurchased. The Board of Trustees of the Fund may in the future modify these conditions in light of experience.

     Conversion to an open-end company would require the approval of the holders of at least two-thirds of the Fund's Common Shares and Fund Preferred Shares outstanding at the time, voting together as a single class, and of the holders of at least two-thirds of the Fund's Fund Preferred Shares outstanding at the time, voting as a separate class, provided however, that such separate class vote shall be a majority vote if the action in question has previously been approved, adopted or authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or By-laws. See the Prospectus under "Certain Provisions in the Declaration of Trust" for a discussion of voting requirements applicable to conversion of the Fund to an open-end company. If the Fund converted to an open-end company, it would be required to redeem all Fund Preferred Shares then outstanding, and the Fund's Common Shares would no longer be listed on the American Stock Exchange. Shareholders of an open-end investment company may require the company to redeem their shares on any business day (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end companies typically engage in a continuous offering of their shares. Open-end companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. The Board of Trustees of the Fund may at any time propose conversion of the Fund to an open-end company depending upon their judgment as to the advisability of such action in light of circumstances then prevailing.

     The repurchase by the Fund of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below net asset value will result in the Fund's shares trading at a price equal to their net asset value. Nevertheless, the fact that the Fund's shares may be the subject of repurchase or tender offers at net asset value from time to time, or that the Fund may be converted to an open-end company, may reduce any spread between market price and net asset value that might otherwise exist.

     In addition, a purchase by the Fund of its Common Shares will decrease the Fund's total assets which would likely have the effect of increasing the Fund's expense ratio. Any purchase by the Fund of its Common Shares at a time when Fund Preferred Shares are outstanding will increase the leverage applicable to the outstanding Common Shares then remaining. See the Fund's Prospectus under "Risks
- Leverage Risk."

     Before deciding whether to take any action if the Fund's Common Shares trade below net asset value, the Board of the Fund would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action that might be taken on the Fund or its shareholders and market considerations. Based on these considerations, even if the Fund's shares should trade at a discount, the Board of Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken.

                                   TAX MATTERS

     The following discussion of federal income tax matters is based upon the advice of Bell, Boyd & Lloyd LLC, special counsel to the Fund.


     Set forth below is a discussion of certain U.S. federal income tax issues concerning the Fund and the purchase, ownership and disposition of Fund shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances. Unless otherwise noted, this discussion assumes you are a U.S. shareholder and that you hold your shares as a capital asset. This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisers with regard to the federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

     The Fund intends to qualify annually and to elect to be treated as a regulated investment company under the Code.

     To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, the Fund must, among other things,
(a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies; (b) diversify its holding so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other regulated investment companies) of a single issuer, or two or more issuers which the Fund controls and are engaged in the same, similar or related trades or businesses; and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) each taxable year.

     As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to shareholders. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gain. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, the Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that were not distributed during those years. To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

     If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income.

Distributions

     Dividends paid out of the Fund's investment company taxable income will be taxable to a shareholder as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. If a portion of the Fund's income consists of dividends paid by U.S. corporations (not including corporations qualifying as REITs), a portion of the dividends paid by the Fund to corporate shareholders may be eligible for the corporate dividends received deduction. Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, designated as capital gain dividends are taxable to a shareholder as long-term capital gains, regardless of how long the shareholder has held Fund shares. Shareholders receiving distributions in the form of additional shares, rather than cash, generally will have a cost basis in each such share equal to the net asset value of a share of the Fund on the reinvestment date. A distribution of an amount in excess of the Fund's current and accumulated earnings and profits will be treated by a shareholder as a return of capital which is applied against and reduces the shareholder's basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder's basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares.

     Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of additional shares will receive a report as to the net asset value of those shares.

Sale or Exchange of Fund Shares

     Upon the sale or other disposition of shares of the Fund, which a shareholder holds as a capital asset, such a shareholder may realize a capital gain or loss which will be long-term or short-term, depending upon the shareholder's holding period for the shares. Generally, a shareholder's gain or loss will be a long-term gain or loss if the shares have been held for more than one year.

     Any loss realized on a sale or exchange will be disallowed to the extent that shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after disposition of shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain received by the shareholder with respect to such shares.

Nature of Fund's Investments

     Certain of the Fund's investment practices are subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur and (vi) adversely alter the characterization of certain complex financial transactions.

Original Issue Discount Securities

     Investments by the Fund in zero coupon or other discount securities will result in income to the Fund equal to a portion of the excess of the face value of the securities over their issue price (the "original issue discount") each year that the securities are held, even though the Fund receives no cash interest payments. This income is included in determining the amount of income which the Fund must distribute to maintain its status as a regulated investment company and to avoid the payment of federal income tax and the 4% excise tax. Because such income may not be matched by a corresponding cash distribution to the Fund, the Fund may be required to borrow money or dispose of other securities to be able to make distributions to its shareholders.

Investments in Real Estate Investment Trusts

     The Fund may invest in REITs that hold residual interests in real estate mortgage investment conduits ("REMICs"). Under Treasury regulations that have not yet been issued, but may apply retroactively, a portion of the Fund's income from a REIT that is attributable to the REIT's residual interest in a REMIC (referred to in the Code as an "excess inclusion") will be subject to federal income tax in all events. These regulations are also expected to provide that excess inclusion income of a regulated investment company, such as the Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a "disqualified organization" (as defined in the Code to include governmental units, tax-exempt entities and certain cooperatives) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Investment Manager does not intend on behalf of the Fund to invest in REITs, a substantial portion of the assets of which consists of residual interests in REMICs.

Backup Withholding

     The Fund may be required to withhold U.S. federal income tax from all taxable distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The withholding percentage is currently 30.5% and will decrease to 30% in 2002 and 2003, 29% in 2004 and 2005, and 28% thereafter until 2011, when the percentage will revert to 31% unless amended by Congress. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. This withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability.

Foreign Shareholders

     U.S. taxation of a shareholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, a foreign corporation or foreign partnership ("foreign shareholder") depends on whether the income of the Fund is "effectively connected" with a U.S. trade or business carried on by the shareholder.

Income not Effectively Connected

     If the income from the Fund is not "effectively connected" with a U.S. trade or business carried on by the foreign shareholder, distributions of investment company taxable income will be subject to a U.S. tax of 30% (or lower treaty rate, except in the case of any excess inclusion income allocated to the shareholder (see "Taxation - Investments in Real Estate Investment Trusts" above)), which tax is generally withheld from such distributions.

         Distributions of capital gain dividends and any amounts retained by the Fund which are designated as undistributed capital gains will not be subject to U.S. tax at the rate of 30% (or lower treaty rate) unless the foreign shareholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. However, this 30% tax on capital gains of nonresident alien individuals who are physically present in the United States for more than the 182 day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% U.S. tax. In the case of a foreign shareholder who is a nonresident alien individual, the Fund may be required to withhold U.S. income tax from distributions of net capital gain unless the foreign shareholder certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption. See "Taxation-Backup Withholding," above. If a foreign shareholder is a nonresident alien individual, any gain such shareholder realizes upon the sale or exchange of such shareholder's shares of the Fund in the United States will ordinarily be exempt from U.S. tax unless (i) the gain is U.S. source income and such shareholder is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements, or is otherwise considered to be a resident alien of the United States, or (ii) at any time during the shorter of the period during which the foreign shareholder held shares of the Fund and the five year period ending on the date of the disposition of those shares, the Fund was a "U.S. real property holding corporation" and the foreign shareholder held more than 5% of the shares of the Fund, in which event the gain would be taxed in the same manner as for a U.S. shareholder as discussed above and a 10% U.S. withholding tax would be imposed on the amount realized on the disposition of such shares to be credited against the foreign shareholder's U.S. income tax liability on such disposition. A corporation is a "U.S. real property holding corporation" if the fair market value of its U.S. real property interests equals or exceeds 50% of the fair market value of such interests plus its interests in real property located outside the United States plus any other assets used or held for use in a business. In the case of the Fund, U.S. real property interests include interests in stock in U.S. real property holding corporations (other than the stock of a REIT controlled by U.S. persons and holdings of 5% or less in the stock of publicly-traded U.S. real property holding corporations) and certain participating debt securities.

Income Effectively Connected

         If the income from the Fund is "effectively connected" with a U.S. trade or business carried on by a foreign shareholder, then distributions of investment company taxable income and capital gain dividends, any amounts retained by the Fund which are designated as undistributed capital gains and any gains realized upon the sale or exchange of shares of the Fund will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Foreign corporate shareholders may also be subject to the branch profits tax imposed by the Code.

         The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

Other Transactions

         Fund shareholders may be subject to state, local and foreign taxes on their Fund distributions. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

                 PERFORMANCE RELATED AND COMPARATIVE INFORMATION

         The Fund may quote certain performance-related information and may compare certain aspects of its portfolio and structure to other substantially similar closed-end funds. In reports or other communications to shareholders of the Fund or in advertising materials, the Fund may compare its performance with that of (i) other investment companies listed in the rankings prepared by Lipper, Inc., Morningstar Inc. or other independent services; publications such as Barrons, Business Week, Forbes, Fortune, Institutional Investor, Kiplinger's Personal Finance, Money, Morningstar Mutual Fund Values, The New York Times, The Wall Street Journal and USA Today; or other industry or financial publications or (ii) the Standard and Poor's Index of 500 Stocks, the Dow Jones Industrial Average, Dow Jones Utility Index, the National Association of Real Estate Investment Trusts (NAREIT) Equity REIT Index, the Salomon Brothers Broad Investment Grade Bond Index (BIG), Morgan Stanley Capital International Europe Australia Far East (MSCI EAFE) Index, the NASDAQ Composite Index, and other relevant indices and industry publications. The Fund may also compare the historical volatility of its portfolio to the volatility of such indices during the same time periods. (Volatility is a generally accepted barometer of the market risk associated with a portfolio of securities and is generally measured in comparison to the stock market as a whole - the beta - or in absolute terms - the standard deviation.) Comparison of the Fund to an alternative investment should be made with consideration of differences in features and expected performance. The Fund may obtain data from sources or reporting services, such as Bloomberg Financial ("Bloomberg") and Lipper, that the Fund believes to be generally accurate.

         From time to time, the Fund may quote the Fund's total return, aggregate total return or yield in advertisements or in reports and other communications to shareholders. The Fund's performance will vary depending upon market conditions, the composition of its portfolio and its operating expenses. Consequently any given performance quotation should not be considered representative of the Fund's performance in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in the Fund with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investments comparing the Fund's performance with that of other investment companies should give consideration to the quality and maturity of the respective investment companies' portfolio securities.

         The Fund's "average annual total return" is computed according to a formula prescribed by the Securities and Exchange Commission. The formula can be expressed as follows:

         ERV = P(1+T)/n/

         Where P = a hypothetical initial payment of $1,000
               T = average annual total return
               n = number of years
             ERV = Ending Redeemable Value of a hypothetical $1,000
                   investment made at the beginning of a 1-, 5-, or 10-year period at the end of a 1-, 5-, or 10-
               year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.

         Quotations of yield for the Fund will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses accrued during the period ("net investment income") and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

                      a-b
         Yield = 2 [( --- +1)/6/ - 1]
                      cd

         Where   a = dividends and interest earned during the period,

                 b = expenses accrued for the period (net of reimbursements),

                 c = the average daily number of shares outstanding during
                     the period that were entitled to receive dividends, and

                 d = the maximum offering price per share on the last day of the period.

         Past performance is not indicative of future results. At the time Common Shareholders sell their shares, they may be worth more or less than their original investment. See Appendix B for additional performance related and comparative information.

                                     EXPERTS


         The Financial Statements of the Fund as of October 29, 2001, appearing in this Statement of Additional Information have been audited by Arthur Andersen LLP, 33 West Monroe Street, Chicago, Illinois 60603, independent auditors, as set forth in their report thereon appearing elsewhere herein, and is included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. Arthur Andersen LLP provides accounting and auditing services to the Fund.

                                    CUSTODIAN

         The custodian of the assets of the Fund is JPMorgan Chase Bank, P.O. Box 660086, Dallas, Texas 75266-0086. The custodian performs custodial, fund accounting and portfolio accounting services.

                             ADDITIONAL INFORMATION

         A Registration Statement on Form N-2, including amendments thereto, relating to the shares of the Fund offered hereby, has been filed by the Fund with the Securities and Exchange Commission (the "Commission"), Washington, D.C. The Fund's Prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the Fund's Registration Statement. Statements contained in the Fund's Prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the Commission's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the Commission upon the payment of certain fees prescribed by the Commission.

                        REPORT OF INDEPENDENT AUDITORS


The Board of Trustees and Shareholder of
Nuveen Real Estate Income Fund



We have audited the statement of net assets for the Nuveen Real Estate Income Fund (the "Fund") as of October 29, 2001 and the related statement of operations for the period from August 27, 2001 (date of organization) through October 29, 2001. These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on these statements based on our audit.


We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.


In our opinion, the financial statements referred to above presents fairly, in all material respects, the financial position of the Fund as of October 29, 2001, and the results of its operations for the period from August 27, 2001 (date of organization) through October 29, 2001, in conformity with accounting principles generally accepted in the United States.


                                       Arthur Andersen LLP

Chicago, Illinois
October 30, 2001

                         NUVEEN REAL ESTATE INCOME FUND
                             FINANCIAL STATEMENTS

                         Nuveen Real Estate Income Fund
                            Statement of Net Assets
                                October 29, 2001


Assets:
    Cash................................................................. $100,275
    Offering costs.......................................................  600,000
    Receivable from adviser..............................................   15,000
                                                                          --------
       Total assets......................................................  715,275
                                                                          --------

Liabilities:
    Accrued offering costs...............................................  600,000
    Payable for organization costs.......................................   15,000
                                                                          --------
       Total liabilities.................................................  615,000
                                                                          --------

Net assets............................................................... $100,275
                                                                          ========

Net asset value per Common Share outstanding ($100,275 divided by 7,000 Common Shares outstanding).................................. $ 14.325
                                                                          ========
Net Assets Represent:
    Cumulative Preferred Shares, $25,000 liquidation value; unlimited
       number of shares authorized, no shares outstanding................ $      -
    Common Shares, $.01 par value; unlimited number of shares
       authorized, 7,000 shares outstanding..............................       70
    Paid-in surplus......................................................  100,205
                                                                          --------
                                                                          $100,275
                                                                          ========

                         Nuveen Real Estate Income Fund
                            Statement of Operations
   Period from August 27, 2001 (date of organization) through October 29, 2001

Investment income.................................................... $      -
                                                                      --------

Expenses:
   Organization costs................................................ $ 15,000
   Expense reimbursement.............................................  (15,000)
                                                                      --------
      Total expenses.................................................        -
                                                                      --------
Net investment income................................................ $      -
                                                                      ========

Note 1: Organization

The Fund was organized as a Massachusetts business trust on August 27, 2001, and has been inactive since that date except for matters relating to its organization and registration as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and the sale of 7,000 Common Shares to Nuveen Institutional Advisory Corp., the Fund's investment adviser (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company.

Nuveen Investments, also a wholly owned subsidiary of The John Nuveen Company, has agreed to reimburse all organization expenses (approximately $15,000) and pay all offering costs (other than the sales load) that exceed $.03 per Common Share.

The Fund is authorized by its Declaration of Trust to issue Preferred Shares having a liquidation value of $25,000 per share in one or more classes or series, with dividend, liquidation preference and other rights as determined by the Fund's Board of Trustees without approval of the Common Shareholders.

Note 2: Accounting Policies

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States which require the use of management estimates. Actual results may differ from those estimates.


The Fund's share of offering costs will be recorded as a reduction of the proceeds from the sale of Common Shares upon the commencement of Fund operations. The offering costs reflected above assume the sale of 20,000,000 Common Shares.


Note 3: Investment Management Agreement


Pursuant to an investment management agreement between the Adviser and the Fund, the Fund has agreed to pay a management fee, payable on a monthly basis, at an annual rate ranging from 0.9000% of the first $500 million of the average daily net assets (including net assets attributable to Fund Preferred Shares and the principal amount of borrowings ("managed assets")) to 0.8000% of the average daily managed assets in excess of $2 billion.

In addition to the reimbursement and waiver of organization and offering costs discussed in Note 1, the Adviser has contractually agreed to reimburse the Fund for fees and expenses during the first 10 years of operations. These reductions range from 0.3000% of the average daily managed assets during the first year of operations, declining to 0.0500% of the average daily managed assets during the tenth year. The Adviser has not agreed to reimburse the Fund for any portion of its fees and expenses beyond November 30, 2011.

Note 4: Income Taxes

The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount realized from investment transactions.

                                   APPENDIX A

Ratings of Investments

Standard & Poor's Corporation -- A brief description of the applicable Standard & Poor's Corporation ("Standard & Poor's" or "S&P") rating symbols and their meanings (as published by S&P) follows:

A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program. It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days - including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term ratings address the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long-term Issue Credit Ratings

Issue credit ratings are based in varying degrees, on the following considerations:

     1. Likelihood of payment - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

     2.   Nature of and provisions of the obligation; and

     3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

AAA

An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated 'AA' differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, And C

Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated 'CCC' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C

The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D

An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-) The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

c The 'c' subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

p The letter 'p' indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

* Continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

r The 'r' highlights derivative, hybrid, and certain other obligations that Standard & Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an 'r' symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R. Not rated.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Bond Investment Quality Standards Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ('AAA', 'AA', 'A', 'BBB', commonly known as investment-grade ratings) generally are regarded as eligible for bank investment. Also, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries in general.

Short-Term Issue Credit Ratings

Notes

A Standard & Poor's note ratings reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

   . Amortization schedule -- the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

   . Source of payment -- the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note   rating symbols are as follows:

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3   Speculative capacity to pay principal and interest.

A note rating is not a recommendation to purchase, sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

Commercial Paper

An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

Ratings are graded into several categories, ranging from 'A-1' for the highest quality obligations to 'D' for the lowest. These categories are as follows:

A-1 A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

A commercial rating is not a recommendation to purchase, sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

Moody's Investors Service, Inc. -- A brief description of the applicable Moody's Investors Service, Inc. ("Moody's") rating symbols and their meanings (as published by Moody's) follows:

Aaa Bonds which are rated 'Aaa' are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated 'Aa' are judged to be of high quality by all standards. Together with the 'Aaa' group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in 'Aaa' securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in 'Aaa' securities.

A Bonds which are rated 'A' possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated 'Baa' are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated 'Ba' are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated 'B' generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated 'Caa' are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated 'Ca' represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated 'C' are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Issues that are secured by escrowed funds held in trust, reinvested in direct, non-callable U.S. government obligations or non-callable obligations unconditionally guaranteed by the U.S. Government or Resolution Funding Corporation are identified with a # (hatchmark) symbol, e.g., #Aaa.

Con. (...): Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by

          (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. The parenthetical rating denotes probable credit stature upon completion of construction or elimination of the basis of the condition.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Loans

MIG 1/VMIG 1   This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2   This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3/VMIG 3   This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Commercial Paper

Issuers rated Prime-1 (or related supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will normally be evidenced by the following characteristics:

     --     Leading market positions in well-established industries.

     --     High rates of return on funds employed.

     -- Conservative capitalization structures with moderate reliance on debt and ample asset protection.

     -- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

     -- Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or related supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or related supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

Fitch IBCA, Inc. -- A brief description of the applicable Fitch IBCA, Inc. ("Fitch") ratings symbols and meanings (as published by Fitch) follows:

Long-Term Credit Ratings

Investment Grade

AAA Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met;

     however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default.

DDD, DD, and D Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. 'DDD' obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. 'DD' indicates potential recoveries in the range of 50%-90%, and 'D' the lowest recovery potential, i.e., below 50%. Entities rated in this category have defaulted on some or all of their obligations. Entities rated 'DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated 'DD' and 'D' are generally undergoing a formal reorganization or liquidation process; those rated 'DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated 'D' have a poor prospect for repaying all obligations.

Short-Term Credit Ratings

A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D    Default. Denotes actual or imminent payment default.

Notes:

"+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' long-term rating category, to categories below 'CCC,' or to short-term ratings other than 'F1.'

'NR' indicates that Fitch does not rate the issuer or issue in question.

'Withdrawn': A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative," for a potential downgrade, or "Evolving," if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

A Rating Outlook indicates the direction a rating is likely to move over a one to two year period. Outlooks may be positive, stable, or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, companies whose outlooks are 'stable' could be downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

                                   APPENDIX B

                 Performance Related and Comparative Information

     Past performance is not indicative of future results. At the time Common Shareholders sell their shares, they may be worth more or less than their original investment.

     The Fund will be sub-advised by Security Capital, which is a leading international real-estate operating and investment management company dedicated exclusively to the real estate industry. Security Capital's managed account and mutual fund assets under management have grown by more than 60% per year from January 1996 through September 2001. Security Capital's portfolio management committee consists of four senior professionals with 70 years of cumulative real estate experience. They are supported by 13 research analysts. They use a bottom up approach to identify REITs that they believe have:

     o Stable cash flows with the potential for growth

     o Favorable business and location dynamics

     o Geographic diversification

     o Commercial use diversification

     Many investors have found exchange-traded closed-end funds to be a versatile addition to their overall portfolios.

     Features of exchange-traded closed-end funds include:

     o Monthly dividends

     o Enhanced income potential through leverage

     o Automatic dividend reinvestment

     o Exchange-listing

     o Widespread price visibility

     o Intra-day liquidity

     o Professional management

     o Low minimum investment

     REITs Historically Have Shown a Low Correlation with Other Asset Classes

     The chart below shows that the historical correlation of REITs with other types of investments has been relatively low.

[BAR CHART APPEARS HERE]

REITs                        1
DJ Utility Index           0.3
20-yr. Gov't Bonds        0.16
International Stocks      0.22
Nasdaq Composite Index    0.16

     Correlation coefficients are based on monthly return data from September 1991 through September 2001. Past performance is no guarantee of future results.

     REITS are represented by the National Association of Real Estate Investment Trusts (NAREIT) Equity REIT Index, an unmanaged index of publicly-traded U.S. tax-qualified REITs that have 75% or more of their invested book assets invested in the equity ownership of real estate. DJ Utility Index is a price-weighted average of 15 utility companies that are listed on the New York Stock Exchange and are involved in the production of electrical energy. Bonds are represented by the then-current U.S. Government Bond with a term of approximately 20 years. International Stocks are represented by the MSCI EAFE Index (Morgan Stanley Capital International Europe, Australasia, Far East), which is a market value-weighted average of more than 900 securities listed on the stock exchanges of countries in Europe, Australasia and the Far East. Nasdaq Composite Index is a broad based capitalization weighted index of all NASDAQ national market and small-cap stocks. It is not possible to invest directly in one of these indexes.

     Over the past 29 years, portfolios combining stocks, bonds, T-bills and real estate investments produced greater returns with less risk than a portfolio without a real estate component. The chart below shows the risk and return histories for portfolios with different asset allocations.

     Adding REITs Historically Has Reduced Risk and Increased Return


[CHART APPEARS HERE]

Stocks and Bonds        With 10% REITs         With 20% REITs
----------------        --------------         --------------
Cash         10%        REITs        10%       REITs        20%
Bonds        40%        Cash         10%       Cash         10%
Stocks       50%        Bonds        35%       Bonds        30%
                        Stocks       45%       Stocks       40%

 Risk     9.87%           9.57%                 9.43%
Return   10.63%          10.85%                11.07%

     Based on average annual returns and the monthly standard deviation of returns from January 1, 1972 (the inception of the NAREIT Equity REIT Index) through September 30, 2001. Stocks are represented by the S&P 500, an unmanaged index of 500 large capitalization, publicly-traded stocks representing various industries. Bonds are represented by the then-current 20-year U.S. Government Bond. Cash is represented by the then-current U.S. 30-Day Treasury Bill. REITs are represented by the NAREIT Equity REIT Index, an unmanaged index of publicly-traded U.S. tax-qualified REITs that have 75% or more of their invested book assets invested in the equity ownership of real estate. The Fund will invest a portion of its assets in REIT securities other than equity REITs. Standard deviation (the risk measure) is a commonly used statistical measure of the historical range of a portfolio's returns. It is not possible to invest in an index. Past performance is no guarantee of future results.

     The chart below shows the historical dividend growth of equity REITs vs. the Consumer Price Index.

     REIT Dividends Historically Have Grown Faster Than Inflation


[BAR CHART APPEARS HERE]

                    REIT Dividend           Growth in Inflation
                      Per Share
                       Growth
1991                   0.0262                     0.0306
1992                   0.0541                     0.029
1993                   0.0702                     0.0275
1994                   0.0598                     0.0267
1995                   0.0676                     0.0254
1996                   0.0488                     0.0332
1997                   0.0739                     0.017
1998                   0.0797                     0.0161
1999                   0.0765                     0.0268
2000                   0.0662                     0.0339

     The chart shows the annual year-over-year growth of REIT dividends and the actual increase in the Consumer Price Index. REITs are represented by NAREIT Equity REIT Index, an unmanaged index of publicly-traded U.S. tax-qualified REITs that have 75% or more of their invested book assets invested in the equity ownership of real estate. The dividend growth shown is not necessarily indicative of expected Fund performance. Past performance is no guarantee of future results.

     As of September 30, 2001, REIT investments offered attractive yields when compared with alternative income investments.

[BAR CHART APPEARS HERE]

                                  Current Yield
NAREIT Equity REIT Index              7.43%
Corporate Bond Index                  6.09%
30-yr T-Bonds                         5.42%
90-day T-bills                        2.86%

Source: NAREIT, Bloomberg and Lehman Brothers

     All yields shown are as of September 30, 2001. The NAREIT Equity REIT Index is an unmanaged index of publicly-traded U.S. tax-qualified REITs that have 75% or more of their invested book assets invested in the equity ownership of real estate. Corporate bonds are represented by the Lehman Brothers U.S. Credit Index, which includes all publicly-issued, fixed-rate, non-convertible, investment-grade, dollar-denominated SEC-registered corporate debt having at least one year to maturity and an outstanding par value of at least $100 million. 30-yr. U.S. Treasury bonds and 90 day U.S. Treasury bills are represented by the respective on-the-run securities for September 30, 2001. U.S. Treasury bonds and bills are backed by the full faith and credit of the U.S. government. You cannot invest directly in the NAREIT Equity REIT Index or the Lehman Brothers U.S. Credit Index. The Nuveen Real Estate Income Fund differ in several significant respects from the NAREIT Equity REIT Index. The Nuveen Fund expects to employ leverage, although there is no assurance leverage will be employed. Unlike an index, the Nuveen Fund will charge management fees and expenses. None of the yields shown here are intended to be predictive of the yield of the Nuveen Real Estate Income Fund. Past performance does not guarantee future results.

     Historically, the long-term returns of real estate investments have been generally attractive. The chart below shows the average annual total returns for REITs over the past 1, 5, 10 and 20 year periods.

[BAR CHART APPEARS HERE]

                REITS Have Shown Relatively Stable Total Returns
                          (for periods ended 9/30/01)

                          Average Annual
                           Total Return
                 1-year       12.56%
                 5-year        9.05%
                10-year       11.67%
                20-year       13.03%

     Returns are historical and include changes in share price, and annual reinvestment of dividends and capital gains for the respective time periods ended September 30, 2001. REITS are represented by the National Association of Real Estate Investment Trusts (NAREIT) Equity REIT Index, an unmanaged index of publicly-traded U.S. tax-qualified REITs that have 75% or more of their invested book assets invested in the equity ownership of real estate. This is not the Fund's performance and the Fund will not seek to replicate any index. You cannot invest directly in the index. There is no guarantee the Fund performance will equal or exceed Equity REIT Index performance.

     Historically, real estate investments have provided some protection during periods of down equity markets. The chart below shows the performance of REITs versus the S&P 500 during the S&P 500's up and down quarters from 1/1/72 through 9/30/01.

[BAR CHART APPEARS HERE]


                Real Estate Often Performs Better in
                 Down Markets      1/1/72 -- 9/30/01


               Up Markets      Down Markets
REITs              5.48%           -1.96%
S&P 500            7.33%           -6.31%

     Based on data from 1/1/72 through 9/30/01. "Up Markets" were defined by quarters when the S&P 500 return was positive. "Down Markets" were defined by quarters when the S&P 500 return was negative. There were 83 Up Markets and 30 Down Markets over this period. Stocks are represented by the S&P 500, an unmanaged index of 500 large capitalization, publicly-traded stocks representing various industries. REITS are represented by the National Association of Real Estate Investment Trusts (NAREIT) Equity REIT Index, an unmanaged index of publicly-traded U.S. tax-qualified REITs that have 75% or more of their invested book assets invested in the equity ownership of real estate. This is not the Fund's performance and the Fund will not seek to replicate any index. You cannot invest directly in the index. There is no guarantee the Fund performance will equal or exceed Equity REIT Index performance.

                Nuveen Real Estate Income Fund 24,700,000 Shares

                -----------------------------------------------

                      STATEMENT OF ADDITIONAL INFORMATION

                -----------------------------------------------



                                November 15, 2001